UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

             Preliminary Information Statement
             Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
             Definitive Information Statement

ORACO RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

             No fee required.

             Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of Securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

Total value of shares to be issued: $______.
Fee per Rule 0-11(a)(4): $______.

4)	Proposed maximum aggregate value of transaction:

Total value of the transaction: $____________.

5)	Total fee paid:

             Fee paid previously with preliminary materials.

             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

1)	Amount previously Paid: ______________________________________________________

2)	Form Schedule or Registration No.: ______________________________________________

3)	Filing Party: _________________________________________________________________

4)	Date Filed: __________________________________________________________________

ORACO RESOURCES, INC.
189 Brookview Drive
Rochester, NY 14617
(212) 279-6260

INFORMATION STATEMENT

_________________________

Spin-off of

Merculite Distributing, Inc.

Through the Distribution by

Oraco Resources, Inc.

of 15,344,000 Shares of

Merculite Distributing, Inc. to

Oraco Resources Inc. Common Shareholders

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: October 5, 2012

To the Stockholders of Oraco Resources Inc.:

The attached Information Statement is provided to indicate that Oraco Resources, Inc. (the “Parent”) is spinning-off its ownership interest in Merculite Distributing, Inc. (the “Subsidiary”). In the spin-off, shareholders of Oraco Resources, Inc. will receive one (1) share of Common Stock of Merculite Distributing, Inc. for each one (1) share of Oraco Resources, Inc., owned as of the close of business on May 6, 2011 (the “Record Date”).

This Information Statement is being mailed on or about October 5, 2012, to the 81 holders of record of Common Stock as of the close of business on the Record Date. There were no shares of Preferred Stock outstanding as of the Record Date. Upon completion of this pro-rata distribution the shareholders will own the same proportionate interest in the parent and the subsidiary both before and after the spin-off. The shareholders do not proved consideration for the spun-off shares to be issued.  The spun-off shares will be distributed upon effectiveness of the Form 10 registering those shares.

No vote of Oraco Resources Inc. shareholders is required in connection with the spin-off; therefore you are not required to take any action. You do not need to surrender shares of Oraco Resources, Inc. to receive the Merculite Distributing, Inc. common stock. The distribution of Merculite Distributing, Inc. shares will not affect the number of shares of Oraco Resources, Inc. owned by each shareholder.

Oraco Resources, Inc. is sending you this Information Statement which contains additional information about the terms of the spin-off and the Merculite Distributing, Inc. common stock for your information only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

In reviewing this information statement, you should carefully consider the matters described under the caption “Risk Factors” beginning on page 5.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this information statement is truthful or complete. Any representation to the contrary is a criminal offense.

This information statement does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Interests of Certain Parties in the Matters to be Acted Upon

None of the directors or executive officers of the Company has any substantial interest resulting from the Spin-Off that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

Cost of this Information Statement

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

Householding of Stockholder Materials

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our Chief Executive Officer at (212) 279-6260, and requests in writing should be sent to Oraco Resources, Inc., Attention Chief Executive Officer, 189 Brookview Drive, Rochester, NY 14617. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

The date of this information statement is ____________

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPIN-OFF...4

RISK FACTORS...5

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS...8

THE SPIN-OFF...8

DIVIDEND POLICY...11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS...12

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK...14

BUSINESS...14

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS...18

RELATIONSHIP WITH ORACO ACFTER THE SPIN-OFF...19

MANAGEMENT...20

EXECUTIVE COMPENSATION...21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...22

DESCRIPTION OF CAPITAL STOCK...22

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITES...24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...A-1

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA...A-2

This information statement is being furnished solely to provide information to Oraco Resources, Inc. stockholders who will receive shares of Merculite Distributing, Inc. common stock in connection with the spin-off. It is not provided as an inducement or encouragement to buy or sell any securities. You should not assume that the information contained in this information statement is accurate as of any date other than the date set forth on the cover. Changes to the information contained in this information statement may occur after that date, and we undertake no obligation to update the information contained in this information statement, unless we are required by applicable securities laws to do so.

QUESTIONS AND ANSWERS REGARDING THE SPIN-OFF OF MERCULITE COMMON STOCK

1.
I own shares of Oraco Resources, Inc. common stock. What will I receive as a result of the spin-off? We will distribute one (1) share of Merculite Distributing, Inc. common stock for each one (1) share of Oraco Resources, Inc. common stock outstanding as of the record date for the distribution.

2.	What do I need to do to receive my Merculite Distributing shares? No action is required by Oraco Resources, Inc. shareholders to receive their Merculite Distributing, Inc. common stock.

3.
What is the record date for the distribution, and when will the distribution occur? The record date is May 6, 2011, and ownership is determined as of 5:00 p.m. Pacific time on that date. Shares of Merculite Distributing, Inc. common stock will be distributed upon effectiveness of the Form 10, to be filed by Merculite, Distributing, Inc. We refer to this date as the distribution date.

4.
If I sell my shares of Oraco Resources, Inc. common stock before the distribution date, will I still be entitled to receive Merculite Distributing, Inc. shares in the distribution? If you sell your shares of Oraco Resources, Inc. common stock prior to or on the distribution date, you will not be selling your right to receive shares of Merculite Distributing, Inc. common stock. The Distribution is determined by ownership as of the Record Date.

5.
How will the spin-off affect the number of shares of Oraco Resources, Inc. common stock I currently hold? The number of shares of Oraco Resources, Inc. common stock held by you will be unchanged. On the distribution date, you will receive one (1) of a share of Merculite Distributing, Inc. common stock for each one (1) share of Oraco Resources, Inc. common stock that you owned on the Record Date.

6.
When will I receive my Merculite Distributing, Inc. shares? Will I receive a stock certificate for Merculite Distributing, Inc. shares distributed as a result of the spin-off? Registered holders of Oraco Resources, Inc. common stock who are entitled to receive the distribution will receive a physical certificate for the common stock.

7.
 What if I have stock certificates reflecting my shares of Oraco Resources, Inc. common stock? Should I send them to the transfer agent or to Oraco Resources, Inc.? No, you should not send your stock certificates to the transfer agent or to us. You should retain your Oraco Resources, Inc. stock certificates.

RISK FACTORS
Merculite Distributing, Inc.

You should carefully consider each of the following risks and all of the other information contained in this information statement. Some of these risks relate principally to our spin-off from Oraco Resources, Inc. while others relate principally to our business and the industry in which we operate or to the securities markets generally and ownership of our common stock. Our business, financial condition, results of operations or cash flows could be materially and adversely affected by any of these risks, and, as a result, the trading price of our common stock could decline.

Risks Relating to the Spin-Off

We may not realize the potential benefits from the spin-off.

We may not realize the potential benefits that we expect from our spin-off from Oraco Resources, Inc. We have described those anticipated benefits elsewhere in this information statement. In addition, we will incur significant costs, including those described below, which may exceed our estimates, and we will incur some negative effects from our separation from Oraco Resources, Inc., including loss of access to the financial, managerial and professional resources from which we have benefited in the past.

We have no history operating as an independent public company. We will incur significant costs to create the corporate infrastructure necessary to operate as an independent public company, and we will experience increased ongoing costs in connection with being an independent public company.

We have historically used Oraco Resources, Inc.’s corporate infrastructure to support our business functions. As a subsidiary of Oraco Resources, Inc., many important corporate functions were performed for us, including some treasury, tax, administration, accounting, financial reporting, and legal and other services.  Following the spin-off we will no longer have access to Oraco Resources, Inc.’ infrastructure and we will need to establish our own. We expect to incur costs associated with establishing the infrastructure needed to perform such corporate functions.

If the spin-off does not qualify as a tax-free transaction, you and Merculite could be subject to material amounts of taxes.

Oraco and Merculite has intended for this transaction to qualify for treatment under Section 355 of the U.S. Federal Income Tax Code. Neither company has sought an opinion from tax counsel regarding this spin-off. If for whatever reason, the transaction was determined to not quality under Section 355 of the Code, each U.S. holder of Oraco common stock who receives shares of Merculite in this spin-off would generally be treated as receiving a taxable distribution of property in an amount equal to the fair market value of the shares of our common stock.

Our accounting and other management systems and resources may not be adequately prepared to meet the financial reporting and other requirements to which we will be subject following the spin-off. If we are unable to achieve and maintain effective internal controls, our business, financial condition, results of operations and cash flows could be materially adversely affected.

Our financial results previously were included within the consolidated results of Oraco Resources, Inc. As a result of the spin-off we will be directly subject to reporting and other obligations under the Exchange Act, including Section 404 of the Sarbanes-Oxley Act of 2002, which will require, beginning with the filing of our Annual Report on Form 10-K, annual management assessments of the effectiveness of our internal control over financial reporting and a report by our independent registered public accounting firm addressing these assessments. These reporting and other obligations will place significant demands on our management and administrative and operational resources, including accounting resources. To comply with these requirements, we anticipate that we will need to upgrade our systems, including information technology, implement additional financial and management controls, reporting systems and procedures and hire additional accounting and finance staff. We expect to incur additional annual expenses related to these steps, and those expenses may be significant. If we are unable to upgrade our financial and management controls, reporting systems, information technology and procedures in a timely and effective fashion, our ability to comply with our financial reporting requirements and other rules that apply to reporting companies under the Exchange Act could be impaired. Any failure to achieve and maintain effective internal controls could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Risks Relating to Ownership of Our Common Stock

There is no current public market for our common stock; therefore you may be unable to sell your securities at any time, for any reason, and at any price.

As of the date of this information statement, there is no public market for our common stock. Although we plan, in the future, to contact an authorized OTC-QB market maker for sponsorship of our securities on the Over-the-Counter-QB, there can be no assurance that our attempts to do so will be successful. Furthermore, if our securities are not quoted on the OTC-QB, or elsewhere, there can be no assurance that a market will develop for the common stock or that a market in the common stock will be maintained. As a result of the foregoing, shareholders may be unable to liquidate their shares for any reason. We have not originated contact with a market maker at this time, and do not plan on doing so until completion of this spin-off.

Because our common stock is deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for shareholders to liquidate their shares even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;
•	Disclose certain price information about the stock;
•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
•	Send monthly statements to customers with market and price information about the penny stock; and
•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

Risks Relating to Our Industry and Our Business

We are significantly dependent on our sole officer and director, who has minimal experience running a public company. The loss or unavailability to Merculite of Mr. Subick’s services would have an adverse effect on our business, operations and prospects in that we may not be able to obtain new management under the same financial arrangements.

Our business plan is significantly dependent upon the abilities and continued participation of Mr. Subick, our sole officer and director. It would be difficult to replace Mr. Subick at such an early stage of development. The loss by or unavailability to Merculite Distributing of Mr. Subick’s services would have an adverse effect on our business operations and prospects, in that our inability to replace could result in the loss of one’s investment. Mr. Subick will generate sales through direct marketing and by creating personal contacts; some of whom we may lose as a result of losing Mr. Subick. If this occurs it may significantly affect our revenues. Finding someone with either Mr. Subick’s extensive knowledge of on-premise sales will be difficult. There can be no assurance that we would be able to locate or employ personnel to replace Mr. Subick, should their services be discontinued.

Mr. Subick has minimal experience in running a public company. The lack of experience in operating a public company could impact our return on investment, if any.

As a result of our reliance on Mr. Subick, and his minimal experience in operating a public company, our shareholders are at risk in losing their entire investment. Mr. Subick intends to hire personnel in the future, when sufficiently capitalized, who would have the experience required to manage our company. Such management is not anticipated until the occurrence of future financing. Future offerings will be necessary to satisfy capital needs. Until such a future offering occurs, and until such management is in place, we are reliant upon Mr. Subick to make the appropriate management decisions.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

We have based our forward-looking statements on our current expectations, estimates and projections about our industry and our company. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. Differences between actual results and any future performance suggested in our forward-looking statements could result from a variety of factors, including the following:

•	changes in general economic, market or business conditions;
•	changes in cost or availability of the product(s) we distribute from third-party-vendors
•	any actions taken by competitors or third-party vendors including pricing adjustments, expansion of retail activities and production of new products;
•
legislative or regulatory action, including the introduction, enactment or modification of federal, state, municipal or foreign legislation or rulemakings, which may adversely affect our business or operations

Neither we nor Oraco undertakes any obligation to update the forward-looking statements included in this information statement to reflect events or circumstances after the date of this information statement, unless we are required by applicable securities laws to do so.

THE SPIN-OFF

The Spin-off

On May 6, 2011, the Oraco Resources, Inc. (“Oraco”) Board of Directors approved our entry into Separation and Distribution Agreement relating to the spin-off of our interest in Merculite Distributing, Inc. (“Merculite”) to holders of Oraco Resources, Inc. common stock. As of such date, we held 15,807,090 shares of Merculite, our wholly owned subsidiary. These shares represent approximately 80.6% of the outstanding Merculite common stock. The common stock will be distributed upon effectiveness of the Form 10 to be filed by Merculite, in the amount of one (1) share of Merculite common stock for each one (1) share of Oraco common stock outstanding on the record date as described below.

You will not be required to pay any cash or other consideration for the shares of Merculite common stock distributed to you or to surrender or exchange your shares of Oraco common stock to receive the Merculite common stock.

The Number of Shares You Will Receive

For each share of Oraco common stock that you owned at 5:00 p.m. Pacific time on May 6, 2011, the record date, you will be entitled to receive that same number of shares of Merculite common stock.  For example, if on May 6, 2011 at 5:00pm Pacific Time, you owned 1,000 shares of Oraco common stock, you will receive 1,000 shares of Merculite upon distribution.  The distributed shares of Merculite common stock will be fully paid and non-assessable and have no preemptive rights.

When and How You Will Receive the Merculite Shares

We will distribute the spun-off shares upon effectiveness of the Form 10 registering those shares, to be filed by Merculite, Inc. Until then, the certificates will be held in trust by our legal counsel. Upon effectiveness of the Registration of the spun-off shares on Form 10, the shares will be distributed to each shareholder.  We will not distribute fractional shares. The Merculite shares will be issued in the same name as listed on the Oraco shareholder list on the record date.

Reasons for the Spin-Off

Merculite’s Board and Management believe that our separation from Oraco Resources, Inc. will provide the following benefits:

•
enhance the flexibility of the management team of each company to make business and operational decisions that are in the best interests of its business and to allocate capital and corporate resources in a manner that focuses on achieving its own strategic priorities;

•	facilitate growth of Oraco’s and Merculite’s businesses;

•
improve investor understanding of the separate businesses of Oraco and Merculite and facilitate valuation assessments for the securities of both companies, which should appeal to the different investor bases of the upstream and downstream businesses; and

•
enhance the ability of each company to attract employees with appropriate skill sets, to incentivize its key employees with equity based compensation that is aligned with the performance of its own operations and to retain key employees for the long term.

Enhancing business and operational decision making

Merculite’s board of directors and management took into account the fact that different markets require fundamentally different business strategies and offer significant business opportunities for growth. They determined that a spin-off should allow the management team of each company to focus on its strategic priorities and make business and operational decisions that are in the best interest of its operations, taking into account the different challenges and opportunities and different financial profiles and capital needs pertinent to its business. As separate companies, each will be able independently to prioritize allocation of resources and capital in support of its business strategies. For example, the operations and business plan of Merculite has been under-funded as a result of a focus on furthering Oraco’s mining operations. As separate companies, each of Oraco and Merculite will no longer have to compete for investment capital and management’s time with the other, and each would be in a position to pursue a growth strategy to optimize its own operations. By eliminating the necessary time and resources required to resolve conflicting business priorities and strategic needs, the two businesses will be better able to compete through quicker decision making, more efficient deployment of capital and corporate resources and enhanced responsiveness to market demands.

Facilitating growth of Oraco’s and Merculite’s businesses

The spin-off will improve Merculite’s ability to grow its market and shareholder base, and to fund growth objectives. Merculite will not be subject to any debt obligations or liabilities of Oraco and will have the ability to conduct both debt and equity financing on their own. The opportunity to grow Merculite’s shareholder base and raise capital to be used in furtherance of the business plan will only benefit Merculite’s performance.

Improving investor understanding of the separate businesses

The business plan and operations of Merculite is significantly different from that of Oraco.  Oraco is a mining and exporting company engaged in the discovery, acquisition, development, production, and market of gold, diamonds and other natural resources. Oraco’s products consist primarily of metal concentrates which is sold to custom smelters, unrefined bullion bars (dore’), and unfinished diamonds and some gem quality diamonds that have been cut and polished before marketing. Merculite’s business distributes cleaning and sterilization products that are developed and produced by an unrelated third party. The product is sold under the private label, Sterilite Solutions.

These operations are driven by differing market dynamics and economic factors. Oraco’s operations are driven by current prices of gold and diamonds and the international trade, while Merculite’s operations are driven by domestic economic conditions, the ability of Merculite’s sales team and the overall market conditions for sterilization products.  These differing market dynamics and other economic factors require fundamentally different informational inputs to assess the performance of the businesses.

As a result, the board of directors and management concluded that, as a part of an integrated business, Oraco’s and Merculite’s operations have not been appropriately appreciated or understood by investors.  They believe that the spin-off will improve the investment community’s visibility into and understanding each business and enables each company to provide more focused and targeted communication to the market regarding its own business strategies, assets, operational performance, financial achievements and management teams.

Enhancing ability to attract, retain and appropriately reward key employees

The management skills required to run a successful mining and exportation business are different from the management skill required to run a distribution company. The board of directors concluded that separating the two businesses should improve both businesses’ ability to attract managers with the appropriate skill sets. By separating the two companies, management of each should be in an improved position to attract employees with the correct skill set, to motivate them appropriately, and to retain them for the long-term.

Results of the Spin-Off

After the spin-off, Merculite will be an independent, publicly traded company. Based on the number of Oraco shareholders of record on May 6, 2011, we expect to 81 shareholders holding 15,344,000 shares. The distribution will be pro-rata; one (1) shares of Merculite common stock for each one (1) share of Oraco common stock owned.

The agreement that governs the spin-off is the Separation and Distribution Agreement dated May 6, 2011 between Oraco Resources, Inc and Merculite Distributing, Inc., filed as Exhibit 2.5 to Oraco’s Form 10-Q filed May 7, 2011.
Merculite and Oraco also executed a Trademark Assignment and Acquisition Agreement dated May 6, 2011 filed as Exhibit 2.6 to Oraco’s Form 10-Q filed May 7, 2011.

You will not be required to make any payment for the shares of Merculite common stock you receive, nor will you be required to surrender or exchange your share of Oraco common stock or take any other action in order to receive the shares of Merculite common stock that you are entitled.  The spin-off will not affect the number of outstanding shares of Oraco’s common stock or any rights of Oraco’s stockholders.

Manner of Effecting the Spin-Off

The general terms and conditions relating to the spin-off are set forth in the Separation and Distribution Agreement (the “Agreement”) between Oraco and Merculite. Under the Agreement, the spin-off will be effective on the Distribution Date. The Merculite shares will be distributed to shareholders upon the effectiveness of the Form 10 to be filed by Merculite and upon compliance with any and all other conditions to distribution as described in Section 3 of the Agreement. The physical certificates representing the Merculite spun-off shares have been printed, but are being held in trust by legal counsel for both Merculite and Oraco, Stoecklein Law Group, LLP until it can be determined that both companies have complied with all requirements under the Agreement.

On the distribution date, Merculite will release its shares of common stock for distribution. The physical certificates will be mailed to each shareholder at the address on record. Any fractional shares will be rounded up to prevent the issuance of fractional shares.

Market for Our Common Stock

There is no public market for our common stock. Merculite will immediately file a Form 10 with the SEC registering the spun-off shares and subsequently filing an S-1 registering these and other shares. We intend to file for inclusion of our common stock on the Over-the-Counter-Quotation Board; however, there can be no assurance that FINRA will approve the inclusion of the common stock.

Inclusion on the OTC:QB permits price quotations for our shares to be published by that service.  Although we intend to submit an application to a market maker for the OTC:QB, we do not anticipate our shares to immediately be traded in the public market. Also, secondary trading of our shares may be subject to certain state imposed restrictions. Except for the application we intend to submit to a market maker for the OTC:QB, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of our securities.  There can be no assurance that our shares will be accepted for trading on the OTC:QB or any other recognized trading market.  Also, there can be no assurance that a public trading market will develop in the future or, if such a market does develop, that it can be sustained. Without an active public trading market, a stockholder may not be able to liquidate their shares. If a market does develop, the price for our securities may be highly volatile and may bear no relationship to our actual financial condition or results of operations.  Factors we discuss in this information statement, including the many risks associated with an investment in our securities, may have a significant impact on the market price of our common stock.

The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state.  A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state.  Presently, we have no plans to register our securities in any particular state

Spin-Off Conditions and Termination

We expect the spin-off to be effective upon the occurrence of the following, among other things:

•
the SEC has declared effective our registration statement on Form 10, under the Exchange Act, with no stop order in effect with respect to the Form 10, and this information statement shall have been mailed to Oraco’s stockholders as of the record date;

•
the actions and filings necessary under securities and blue sky laws of the states of the United States and any comparable laws under any foreign jurisdictions shall have been taken and become effective;

•
no order, injunction, decree or regulation issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the spin-off shall be in effect and no other event outside Oraco’s or Merculite’s control shall have occurred or failed to occur that prevents the consummation of the spin-off;

•	all material government approvals and material consents necessary, if any, to consummate the spin-off shall have been received and continue to be in full force and effect;

Reason for Furnishing this Information Statement

This information statement is being furnished solely to provide information to Oraco stockholders who will receive shares of Merculite common stock in the spin-off. It is not to be construed as an inducement or encouragement to buy or sell any of our securities. We believe that the information contained in this information statement is accurate as of the date set forth on the cover. Changes may occur after that date and neither Oraco nor we undertake any obligation to update the information, except to the extent applicable securities laws require us to do so.

DIVIDEND POLICY

The payment of dividends is subject to the discretion of our Board of Directors and will depend, among other things, upon our earnings, our capital requirements, our financial condition, and other relevant factors. We have not paid or declared any dividends upon our common stock since our inception and, by reason of our present financial status and our contemplated financial requirements do not anticipate paying any dividends upon our common stock in the foreseeable future.

We have never declared or paid any cash dividends. We currently do not intend to pay cash dividends in the foreseeable future on the shares of common stock. We intend to reinvest any earnings in the development and expansion of our business. Any cash dividends in the future to common stockholders will be payable when, as and if declared by our Board of Directors, based upon the Board’s assessment of:

•	our financial condition;
•	earnings;
•	need for funds;
•	capital requirements;
•	prior claims of preferred stock to the extent issued and outstanding; and
•	other factors, including any applicable laws.

Therefore, there can be no assurance that any dividends on the common stock will ever be paid.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the information under the headings “Risk Factors,” “Selected Historical Combined Financial Data,” and “Business” and the combined financial statements and accompanying footnotes included in this information statement.

This Management’s Discussion and Analysis of Financial Condition and Results of Operations includes various forward-looking statements concerning trends or events potentially affecting our business. You can identify our forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “predict,” “project,” “seek,” “target,” “could,” “may,” “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in this information statement. See “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors.”

Introduction

Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) is a supplement to the accompanying financial statements and provides additional information on Merculite’s business recent developments, financial condition, liquidity and capital resources, cash flows and results and operations.

The Separation and Spin-off

On May 6, 2011 Oraco Resources, Inc. (“Oraco”) and Merculite Distributing, Inc. (“Merculite”) announced the execution of the Separation and Distribution Agreement to effectuate the spin-off of Merculite, Oraco’s wholly owned subsidiary.  The spin-off is generally intended to be tax free to the stockholders and to Oraco and Merculite. Oraco intends to distribute, on a pro rata basis, shares of Merculite common stock to the Oraco shareholders as of the record date for the spin-off. Upon completion of the spin-off, Oraco and Merculite will each be independent, publicly traded companies and will have separate public ownership, board of directors and management. Merculite was incorporated in Nevada as a wholly-owned subsidiary of Oraco.

Background Overview

Merculite Distributing is a development stage company incorporated in the State of Nevada in April of 2011. We were formed, as a wholly-owned subsidiary to Oraco Resources, Inc. to distribute and eventually manufacture a private label of non-caustic “green” based cleaning solutions currently provided to us and manufactured by a third party vendor, to both the public and private sectors. In April of 2011 we commenced our planned principal operations, and therefore have no significant assets.

Since inception on April 29, 2011 through December 31, 2011, we have not generated any revenues and have incurred a net loss of $1,840. From April through March of 2012 our business activities included the formation of our corporate entity, development of our business plan, issuance of our common stock to existing shareholders of our former parent corporation (Oraco Resources, Inc.), as well as the execution of our Separation and Distribution Agreement, Trademark Licensing Agreement, Contribution Agreement. We also initiated the process of the Company audit, as well as secured our website domain and posted our initial webpage.

Results of Operations

Revenues

Since our inception on April 29, 2011 through December 31, 2011, we have not generated revenues, and have incurred a net loss of $1,840.

Expenses

Operating expenses totaled $1,840 from the period of inception on April 29, 2011 through December 31, 2011.

Liquidity and Capital Resources

Since inception, we have financed our cash flow requirements through capital investments from our President, Mr. Subick who is also our founding stockholder.  On October 5, 2011, the Company received a loan from Mr. Subick totaling $100. On December 29, 2011, the Company received a loan from Mr. Subick totaling $2,000. On July 11, 2011, the Company issued 2,000 shares of its common stock at a price of $0.10 per share for cash of $200. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations, pending receipt of product sales. Additionally, we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital. In the future we need to generate sufficient revenues from product sales in order to eliminate or reduce the need to sell additional stock or obtain additional loans. There can be no assurance we will be successful in raising the necessary funds to execute our business plan.

We anticipate that we will incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain.  Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development. Such risks for us include, but are not limited to, an evolving and developing business model and the management of growth. To address these risks, we must, among other things, obtain a customer base, implement and successfully execute our business and marketing strategy, continually develop and expand our line of products, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Merculite Distributing, Inc. was formed to distribute and eventually manufacture a brand of non-caustic “green” based cleaning solutions, currently provided to us and manufactured by Integrated Environmental Technologies, Ltd., to both the public and private sectors, under the name of Sterilite Solutions™. Merculite, will purchase products from a third party manufacturer and other suppliers of “green” sterilization products on an “as needed basis,” and does not maintain any form of distribution agreement or exclusivity contract any product manufacturer.

There is still no assurance that, we will be able to maintain operations at a level sufficient for an investor to obtain a return on their investment in our common stock. Further, we may continue to be unprofitable.

Since inception, we have financed our cash flow requirements through issuance of common stock. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations, pending receipt of product sales. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital. Our ability to obtain needed capital is uncertain. Our lack of operating history makes an investment in our company, and the availability of capital risky.

Even though we intend to begin generating revenues, we can make no assurances and therefore we may incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain.  Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. Such risks for us include, but are not limited to, an evolving business model and the management of growth. To address these risks, we must, among other things, obtain a customer base, implement and successfully execute our business and marketing strategy, continually research for new information, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies and Estimates

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and judgments that affect our reported assets, liabilities, revenues, and expenses, and the disclosure of contingent assets and liabilities. We base our estimates and judgments on historical experience and on various other assumptions we believe to be reasonable under the circumstances. Future events, however, may differ markedly from our current expectations and assumptions.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

This item is not applicable as we are currently considered a smaller reporting company.

BUSINESS

Business Development Summary

Merculite Distributing, Inc. is a development stage company incorporated in the State of Nevada in April of 2011. We were formed from a spin-off from our former parent, Oraco Resources, Inc. We were formed to engage in the business of distributing cleaning and sterilization solutions that are developed and manufactured by an unrelated entity, to consumers, public and private institutions, nightclubs, restaurants and office complexes. The solution will be marketed and sold under our private label Sterilite Solutions.

During our initial month of formation we concentrated our energies on analyzing the viability of our business plan, and establishing our business model.  We are also worked with a graphic designer to design a logo.  Additionally, we are in the process of developing our website, which upon completion will detail our products benefits, provide contact information for our distributor and allow for online ordering of solution sample packages.  We commenced our business operations in April of 2011 and in May executed a Separation and Distribution Agreement with our former parent company Oraco Resources, Inc. (formerly Sterilite Solutions, Corp.). Our operations have been limited to start up and developmental activities and we have not begun to distribute any product.

We are attempting to build Merculite Distributing into the premier provider for non-caustic, “green” cleaning and sterilization solutions which would be beneficial for both private consumers as well as public sectors, focusing on various institutional and agricultural industries.

Marketing plan of operation

In order to begin generating revenue, during the next 12 months, we will focus on developing and implementing a marketing plan that integrates with our websites. We believe that using the internet is a great marketing tool not only for providing information on our company, but also for scheduling product demonstrations and web based product sales. We registered the domain name www.merculitedistributing.com and have developed a preliminary website. We are working to expand the site to be more comprehensive and intend to have a fully developed website, capable of handling online sales and  video based product demonstrations during the fourth quarter of 2012. Our website will also link to our existing website www.sterilitesolutions.com, where the product may currently be purchased. We intend to maintain both websites.

Merculite’s revenue streams will require an improved web presence in addition to direct marketing to industry executives and public sector officials. Below are the Marketing initiatives that we are currently working on, as well as an estimated timeline for completion and the estimated or anticipated costs associated with each.

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Search engine optimization- we are currently working on inserting keywords that describe our in business in the Meta tags of the websites. This will help put our websites at the top of the search results. We expect this to be complete by the end of the third quarter of 2012. We estimate the cost to be mainly in time.

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Including our web addresses (URL’s) in directories- we have begun to identify certain online and offline directories we would like to be included in. We expect to complete this by the end of the third quarter of 2012. While some directories are free of charge, others have a small fee. Overall this portion of our business plan may cost up to $200.

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Making contacts online and in person with potential business owners and customers- we have been networking through personal networks and have been generally discussing our product. While we have not yet made any sales, we have fostered interest. This will be an ongoing initiative and there is no cost associated.

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Developing website based video demonstrations- we have been developing the basic ideas for the video demonstrations, but have not yet filmed or posted anything. We expect this to be completed by the end of the first quarter of 2013. We plan on using personal equipment and post to the website using free online video services, so we estimate the cost to be about $100 to purchase small equipment we may need.

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Facilitating and participating in online discussions - online blogs and discussion boards is one method we plan to use to foster interest in our product. There are boards about cleaning products, “green” products and all other kinds of topics that we could participate in. We have not yet begun this process, and it will be an on-going initiative. The cost will be in time.

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Trade show attendance – we are researching different trade shows locally that we could attend. This will be an on-going initiative and the cost per year may be about $500- $1000 depending on whether we simply attend or rent a booth.

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Traditional print marketing campaigns- we are making the decision to print traditional brochures and flyers to hand out. We expect the first set of materials to be designed and printed by the end of the fourth quarter of 2012. We estimate the cost to be around $500

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On-premise product demonstrations– the best way to advertise the effectiveness of a product is to put it to use. We plan to demonstrate the product in person to potential customers found by the above methods. This will be an ongoing initiative and will bear a minimal cost, no greater than $100.

Currently, our day-to-day operations include researching the best method for online advertising and finding the most applicable directories to include ourselves in. After funding our day to day operations will consist of maintaining the online presence we developed, visiting schools, restaurants and other establishments to conduct on-site demonstrations, attending trade shows, and developing our sales and shipping processes. To date, all of operations have been limited to start up and developmental activities and we have not yet begun distributing any products, including our privately labeled solution.

Business of Issuer

Merculite Distributing is striving to become a premier provider for a non-caustic, “green” cleaning/sterilization solutions which would be beneficial for both private consumers as well as public sectors, focusing on various institutional and agricultural industries.  Initially, the company intends to provide a non-caustic cleaning solution using technology and product developed by a third party supplier, EcaFlo® Anolyte.

Our focus is to market and sell our private labeled solution (Sterilite Solutions™) to schools, office complexes, restaurants and night-clubs, agricultural and ranching businesses, as well as private sectors such as homeowners or any individual or group which would benefit from the use of our product.

We are also researching the possibility of marketing product into mining developments and the cleanup of by-products which are a result of the mining process. Merculite, will purchase products from a third party supplier of “green” sterilization products on an “as needed basis,” and does not maintain any form of distribution agreement or exclusivity contract with that supplier or  any other product manufacturer.

Merculite Distributing is planning to market through the private label Sterilite Solutions™, a product developed, manufactured and distributed by a third party supplier under the product name EcaFlo® Anolyte The solution is a strong oxidizing solution with a pH range of 3.5 to 8.5 and an Oxidation-Reduction Potential (ORP) of +600 to +1200 mV.   It is used as a broad spectrum germicidal agent to kill all types of microorganisms including viruses, fungi and bacteria.  The solution can also be used to purify water.

Our goal is to carry an inventory of products which will utilize the following characteristics:

•	Be environmentally friendly;
•	Not require special handling;
•	Be safely disposed of in sewage systems;
•	Be fast-acting;
•	Be able to be used in all stages of disinfection and cleaning;
•	At recommended concentrations, not bleach surfaces or materials;
•	Have the ability to be applied in liquid or aerosol (fog) form;
•	Be hypoallergenic;
•	Yield by-products which are non-toxic, environmentally friendly and leave no synthetic chemical residue;
•	Be generated on-site, thus eliminating handling and storage of chemicals (once a machine capable of producing the solution is purchase).

In the future, if we decide to produce our own solution, we will need to purchase an Electro-Chemical Activation machine. At present, we intend to continue to purchase solution directly from our third party manufacturer which is readily available in supply and is easily manufactured for the same reasons mentioned above. At this time we do not have distribution agreements or exclusivity contracts with the manufacturer of the solutions. We will purchase the cleaning solution from our supplier on an as-needed basis.  We plan to distribute the product through the private label Sterilite Solutions.

EcaFlo® Anolyte is an antimicrobial solution that, when applied to a surface, attacks microbial organisms including bacteria, viruses, fungi and microbial spores. The two ingredients to our initial product, EcaFlo® Anolyte manufactured by a third party, are salt and water, neither of which pose any biological or environmental risks.  Both of these ingredients by themselves as well as mixed to together in the manufactured solution are non-toxic.  When the solution is introduced back into the environment, it breaks back down into salt and water, leaving no ecological footprint.  Therefore, there is no toxic chemical to store or dispose of.

The solution may be shipped through conventional shipping sources and does not pose a threat of flammability or poisonous inhalation.  Should there be state or federal laws and regulations which will need to be followed in accordance to storage and distribution, those regulations will need to be met.  The effect of meeting regulations might pose a burden upon our business if we are required to pay for special distribution, storage and transportation licensees.

Hard-Surface Disinfection Applications:

Sterilite Solutions™, Merculite’s first distributable product, is a private label solution made with the product EcaFlo® Anolyte. EcaFlo® Anolyte is a “hospital-level” disinfectant with many potential applications within the hard-surface disinfection market.  Such applications include, but are not limited to, hospitals, universities, public school systems, veterinary clinics, cleaning services, food processing facilities, athletic departments and professional sports teams, medical research labs, transit authority subways and buses, grocery stores, and state, county and federal governments. Sterilite Solutions™ can be used safely and effectively anywhere hard surfaces are disinfected for the purpose of infectious disease control.

Since EcaFlo® Anolyte is a non-caustic solution, its use in close quartered buildings and areas of limited ventilation may give it a distinct advantage over chlorine based solutions. There is no odor and it doesn’t require the ventilation time such chlorine based solutions require. Therefore, EcaFlo® Anolyte, may allow for a much quicker turnaround time in disinfecting the required area without the possible harmful side effects which tend to linger with other cleaning solutions such as chlorine or bleach. Schools, restaurants, office complexes, health facilities and other public places with high traffic and high potential for the spread of disease, are ideal venues for EcaFlo® Anolyte to shine.

Agricultural Applications:

The U.S. Department of Agriculture has approved EcaFlo® Anolyte for use in federally-inspected commercial plants producing meat, poultry, and egg products.  The Federal Drug Administration has approved its use in meatpacking and processing plants as an alternative to chlorine solutions.  In addition, the product has just recently been registered by the National Science Foundation as an antimicrobial agent (D2 category), not requiring rinse after use in food contact surface applications. The National Science Foundation is an independent federal agency created by Congress in 1950 to “promote the progress of science; to advance the national health, prosperity and welfare; to secure the national defense” (directly quoted from the National Science Foundation website).  Being registered as a D2 category is significant because it means the sanitizing solutions may be used on hard non-porous food contact surfaces such as equipment and utensils without a subsequent potable water rinse. (information regarding category D2 was provided by Reckitt Benckiser Professional, information is available to the general public, and information was not prepared for Sterilite for a fee).

EcaFlo® Anolyte, the base of our product Sterilite Solutions™, could conceivably replace all applications for chlorine-related antimicrobials from an efficacy and efficiency standpoint. Our commercialization of this product is premised upon compelling economics, given the low cost to produce the solution and the environmentally friendly nature of the product.

Competition

We face competition in the distribution and marketing of our product by companies whom are already established in the distribution and sales of cleaning and sterilization products.  We will also face competition from companies which sell products which have been designed and developed for the synthesis of washing, disinfecting, sterilizing and biologically-active solutions.  Applications for this form of technology have the possibility to be infinite and have the potential to be used in any industry requiring sterilization or water purification.

Competition for products which may resemble products distributed by Merculite, such as Sterilite Solutions™ might intensify as technology and devices capable of producing a similar product or an improved solution might become more readily available to the commercial and residential markets.  We continue to monitor emerging technologies and companies, and continually evaluate and strategize the best methods of marketing against our competition.

Important competitive factors for our product include: quality, consistency, environmental sensitivity, price, ease of use, customer services and reputation.  Our industry competition would be based upon the following:

Scientific and technological capability;
Proprietary know-how
Ability to develop and market solutions
Ability of sales personnel; and
Availability of trademark protection.

We believe we compete favorably on the factors described above.  However, our industry is continuously changing and evolving.  Larger distributors and manufacturers might have a competitive edge in regards to larger amounts of capital available for product development, distribution and marketing.

Market and Revenue Generation

In order to generate revenues during the next twelve months, we must:

1. Develop and implement a marketing plan – Merculite’s planned revenue streams will require an improved web presence and improved visibility within the public and private sectors. A major key factor in sales generation will be direct marketing and demonstrations given by Mr. Subick.  His extensive knowledge of on premise sales will be a key element to the marketing campaign.

2. Develop and implement a comprehensive consumer information website – For the foreseeable future, the company’s websites (www.merculitedistributing.com) and www.sterilitesolutions.com) will be two of Merculite’s primary assets and key sources of revenue generation. Currently, management is formulating its plan on how best to employ its resources to expanding and improving both of the websites. We are working with web developers/consultants to add to the functionality of each site including:  e-commerce and state-of-the-art visitor tracking capabilities, increased content, forums, blogs, video demonstrations, optimization for search engine rank, as well as renew the look and feel of the site to coincide with our objectives for the Merculite Distributing brand. Currently the product Sterilite Solutions™ is available for purchase from a link on our website directing users to www.sterilitesolutions.com. We have not yet recognized revenues from the website. These efforts and the resulting awareness will be key drivers behind the success of our revenue producing operations.

Our operations, to date, have been devoted primarily to startup and development activities, which include the following:

•	Formation of the company;
•	Execution of Separation and Distribution Agreement;
•	Working with graphic artist on a custom logo for Merculite Distributing, Inc.;
•	Development of our business plan;
•	Development and implementation of our new website;
•	Execution of a contribution agreement, securing inventory; and
•	Issued shares of our common stock to all existing shareholders of former parent company, Oraco Resources, Inc.

Merculite Distributing, Inc., is a recently established business, with temporary offices at 41738 W. Hillman Drive, Maricopa, Arizona 85239. Mr. Subick, our President and sole Director, created the business as a result of his continued interest in marketing a non-caustic, environmentally friendly cleaning solution to members of the general public as well as industries of the public and private sectors.

Key Agreements

Contribution Agreement

In May 2011, Merculite executed a Contribution Agreement with an individual who held a credit for the purchase of cleaning and neutralizing, EcaFlo® Anolyte. The individual contributed the credit in exchange for 361,090 restricted common shares of Merculite, valued at about $0.10 per share. This agreement is material to our business plan as it provides the access to inventory without having to execute binding distribution or purchase agreements with vendors and suppliers.

Trademark Agreement

In May 2011, Merculite executed a Trademark Assignment and Acquisition Agreement with Oraco Resources, Inc. wherein Oraco Resources, Inc. granted an irrevocable assignment of all right, title and interest in and to the mark “Sterilite” and registration of the mark to Merculite. The agreement is effective until terminated by both parties.  This agreement is material to Merculite as it allows the company to sell the EcaFlo® Anolyte under the private label, Sterilite Solutions without violating intellectual property laws. The company currently holds no other patents, trademarks, franchises, concessions or royalty agreements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company utilizes office space provided at no cost from Mr. Subick, an officer and director of the  Company. Office services are provided without charge by Mr. Subick and Ms. Redmond. Such costs are immaterial to the financial statements and, accordingly, have not been reflected.

In May 2011, Merculite executed a Separation and Distribution Agreement with Oraco Resources, Inc. wherein Merculite separated from its former parent Oraco. The Agreement sets forth the arrangements among the Merculite and Oraco regarding the principal transactions to separation and that governs the relationship of the Oraco and Merculite after the spin-off. The Spin-off was accomplished by the distribution by Oraco of all shares of Merculite owned by it, among the shareholders of the company on a pro rate basis.

In May 2011, Merculite executed a Trademark Assignment and Acquisition Agreement with Oraco Resources, Inc. wherein Oraco Resources, Inc. granted an irrevocable assignment of all right, title and interest in and to the mark “Sterilite” and registration of the mark to Merculite. The agreement is effective until terminated by both parties.

In May 2011, Merculite executed a Contribution Agreement with an individual who is also a beneficial owner of the company; who held a credit for the purchase of cleaning and neutralizing, EcaFlo® Anolyte. The individual contributed the credit in exchange for 361,090 restricted common shares of Merculite, valued at about $0.10 per share.

In October 2011, the Company received a loan from an officer and director of the Company totaling $100.  The loan is unsecured, bears interest at 2% per annum and is due in October 2014.

RELATIONSHIP WITH ORACO AFTER THE SPIN-OFF

Historical Relationship with Oraco

     We were formed in Nevada on April 29, 2011 as a wholly owned subsidiary of Oraco Resources, Inc. As a result of this historical parent-subsidiary relationship, in the ordinary course of business, we have received various services provided by Oraco, including treasury, tax, legal and other services. Other than the Separation and Distribution Agreement and the Trademark Assignment and Acquisition Agreement, there are no other Agreements between Oraco and Merculite.

Separation and Distribution Agreement

The Separation and Distribution Agreement (the “Agreement”) contain the key provisions relating to the spin-off, including provisions relating to the principal intercompany transactions required to effect the spin-off, the conditions to the spin-off and provisions governing the relationships between Oraco and Merculite after the spin-off.

Distribution and Conditions to the Distribution. The Agreement provides that, on or prior to the distribution date for the spin-off:

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the SEC has declared effective our registration statement on Form 10, under the Exchange Act, with no stop order in effect with respect to the Form 10, and this information statement shall have been mailed to Oraco’s stockholders as of the record date;

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the actions and filings necessary under securities and blue sky laws of the states of the United States and any comparable laws under any foreign jurisdictions shall have been taken and become effective;

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no order, injunction, decree or regulation issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the spin-off shall be in effect and no other event outside Oraco’s or Merculite’s control shall have occurred or failed to occur that prevents the consummation of the spin-off;

•	all material government approvals and material consents necessary, if any, to consummate the spin-off shall have been received and continue to be in full force and effect;
Release of Liabilities, Indemnification and Insurance. The Agreement contains provisions regarding the release of intercompany claims and liabilities, except liabilities specifically provided for in the Agreement.  Each company shall hold harmless each other, each member director, officers, heirs, executors, successors and assigns from and against all liabilities of each other.

Trademark Assignment and Acquisition Agreement

The Trademark and Acquisition Agreement (the “Trademark Agreement”) executed May 6, 2011 between Oraco and Merculite irrevocably transfers and assigns all right, title and interest in and to the mark “Sterilite”) and registration thereof to Merculite.  The Trademark Agreement is effective as of May 6, 2011 and remains in place until terminated.

MANAGEMENT

The sole member of our Board of Directors serves without compensation until the next annual meeting of stockholders, or until his successor has been elected. The officers serve at the pleasure of the Board of Directors. Our executive officers are Mr. Steven A. Subick our President, Treasurer and director, and Ms. Jodi Redmond, who is the Company’s Secretary. Information as to the executive officers and director is as follows:

Name	Age	Title
Steven A. Subick	33	President, Treasurer and Director

Duties, Responsibilities and Experience

Steven A. Subick. Age 33, President, Treasurer, and a Director and founder of Merculite Distributing, Inc., from April 29, 2011 to present.  Originally born in Philadelphia, Pennsylvania, Mr. Subick attended Temple University focusing his studies in business management and marketing.  From August of 2011 through present, Mr. Subick has been a district sales manager for Jobber Wholesale. From May of 2010 to August 2011, Mr. Subick was employed as a poker dealer at Gila River Wild Horse Pass Casino.  From 2009 to 2010, Mr. Subick was a representative of State Farm Life Insurance as a licensed insurance provider for the State of Arizona.  Prior to working with State Farm, Mr. Subick held a position as a Marketing Associate for Sysco Arizona, representing over 13,000 products for the company from 2007 to 2009.  In addition, Mr. Subick was an On-Premise Supervisor for Crescent Crown Distributing, working with local establishments in increasing sales of Coors Products through special events and promotions.  Mr. Subick worked with Crescent Crown from 2003-2007. Mr. Subick’s prior sales management experience, as well as his leadership in Oraco Resources, Inc. (formerly Sterilite Solutions, Corp.) has led us to the conclusion he would be capable to serve as our Director.  Mr. Subick will be responsible for the day to day operation of the Company.

Board of Directors

Our board of directors currently consists of one directors. Our sole member of our board of directors does not qualify as “independent” according to the rules and regulations of the SEC and the New York Stock Exchange.

Committees of Our Board of Directors

We currently do not have standing audit, nominating and compensation committees’ board of directors, pr committees performing similar functions. Until formal committees are established, our entire board of directors performs the same functions as an audit, nominating and compensation committee.

EXECUTIVE COMPENSATION

Summary Compensation

Mr. Subick has received any compensation, including plan or non-plan compensation, nor has either executive earned any compensation as of the date of this Prospectus.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven A. Subick President, Director, Treasurer
	2011	$0	$0	$0	$0	$0	$0	$0	$0
Jodi Redmond(1) Former Secretary
	2011	$0	$0	$0	$0	$0	$0	$0	$0
(1)	Ms. Redmond resigned from her position as Secretary on April 19, 2012.

Future Compensation

Mr. Subick has agreed to provide services to us without compensation until such time as either we have earnings from our revenue.  We have agreed to continue to defer the executive compensation without interest until we are in a position to pay the deferred salaries.

Board Committees

We do not currently have any committees of the Board of Directors, as our Board consists of one member. Additionally, due to the nature of our intended business, the Board of Directors does not foresee a need for any committees in the foreseeable future.

Transfer Agent

The transfer agent for the common stock will be West Coast Stock Transfer, 2010 Hancock Street, Suite A, San Diego, California 92110.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the date of this information statement, and as adjusted as if the spin-off shares have been distributed, relating to the beneficial ownership of our common stock by those persons known to us to beneficially own more than 5% of our capital stock, by our director and executive officer, and by all of our directors, proposed directors and executive officers as a group.

Name of Beneficial Owner	Number Of Shares	Percent
Steven Subick	10,000,000	63.3%
Donald J. Stoecklein	1,005,090(1)	6.3%

All Directors, Officers and Principle Stockholders as a Group	11,005,090	69.6%

(1)	Donald J. Stoecklein is the Managing Partner of Stoecklein Law Group, LLP who holds 1,005,090 shares, and has sole voting and investment power.

“Beneficial ownership” means the sole or shared power to vote or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days from the date of this prospectus.

DESCRIPTION OF CAPITAL STOCK

Common Stock

Our articles of incorporation authorize the issuance of 100,000,000 shares of common stock, $0.001 par value. Holders of common stock have no cumulative voting rights, but are entitled to one vote for each share of common stock they hold. Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the board of directors in its discretion, from funds legally available to be distributed.  In the event of a liquidation, dissolution or winding up of Merculite Distributing, the holders of shares of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase our common stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.  All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

Preferred Stock

Our articles of incorporation authorize the issuance of 10,000,000 shares of preferred stock, $0.001 par value. Holders of preferred stock have no voting rights. Holders of shares of preferred stock are not entitled to share in dividends, if any, as may be declared, from time to time by the board of directors in its discretion, from funds legally available to be distributed.  There are no outstanding preferred shares.

Nevada Laws

The Nevada Business Corporation Law contains a provision governing “Acquisition of Controlling Interest.”  This law provides generally that any person or entity that acquires 20% or more of the outstanding voting shares of a publicly-held Nevada corporation in the secondary public or private market may be denied voting rights with respect to the acquired shares, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights in whole or in part. The control share acquisition act provides that a person or entity acquires “control shares” whenever it acquires shares that, but for the operation of the control share acquisition act, would bring its voting power within any of the following three ranges:

1.	20 to 33 1/3%,
2.	33 1/3 to 50%, or
3.	more than 50%.

A “control share acquisition” is generally defined as the direct or indirect acquisition of either ownership or voting power associated with issued and outstanding control shares.  The stockholders or board of directors of a corporation may elect to exempt the stock of the corporation from the provisions of the control share acquisition act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation.  Our articles of incorporation and bylaws do not exempt our common stock from the control share acquisition act.

The control share acquisition act is applicable only to shares of “Issuing Corporations” as defined by the act.  An Issuing Corporation is a Nevada corporation, which;

1.	has 200 or more stockholders, with at least 100 of such stockholders being both stockholders of record and residents of Nevada; and
2.	does business in Nevada directly or through an affiliated corporation.

At this time, we do not have 100 stockholders of record resident of Nevada.  Therefore, the provisions of the control share acquisition act do not apply to acquisitions of our shares and will not until such time as these requirements have been met.

At such time as they may apply to us, the provisions of the control share acquisition act may discourage companies or persons interested in acquiring a significant interest in or control of Merculite, regardless of whether such acquisition may be in the interest of our stockholders.

The Nevada “Combination with Interested Stockholders Statute” may also have an effect of delaying or making it more difficult to effect a change in control of Merculite Distributing, Inc.  This statute prevents an “interested stockholder” and a resident domestic Nevada corporation from entering into a “combination,” unless certain conditions are met.  The statute defines “combination” to include any merger or consolidation with an “interested stockholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested stockholder” having;
2.	an aggregate market value equal to 5 percent or more of the aggregate market value of the assets of the corporation;
3.	an aggregate market value equal to 5 percent or more of the aggregate market value of all outstanding shares of the corporation; or
4.	representing 10 percent or more of the earning power or net income of the corporation.

An “interested stockholder” means the beneficial owner of 10 percent or more of the voting shares of a resident domestic corporation, or an affiliate or associate thereof.  A corporation affected by the statute may not engage in a “combination” within three years after the interested stockholder acquires its shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of;

1.
the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher;

2.	the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher; or
3.	if higher for the holders of preferred stock, the highest liquidation value of the preferred stock.

DISCLOSURE OF COMMISSION
POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

No director of Merculite will have personal liability to us or any of our stockholders for monetary damages for breach of fiduciary duty as a director involving any act or omission of any director since provisions have been made in our articles of incorporation limiting liability. The foregoing provisions shall not eliminate or limit the liability of a director for:

•           any breach of the director’s duty of loyalty to us or our stockholders
•	acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law
•           for any transaction from which the director derived an improper personal benefit.

Our Bylaws provide for indemnification of our directors, officers, and employees in most cases for any liability suffered by them or arising out of their activities as directors, officers, and employees if they were not engaged in willful misfeasance or malfeasance in the performance of their duties; provided that in the event of a settlement the indemnification will apply only when the board of directors approves settlement and reimbursement as being for our best interests.

Our officers and directors are accountable to us as fiduciaries, which means they are required to exercise good faith and fairness in all dealings affecting Merculite. In the event that a stockholder believes the officers and/or directors have violated their fiduciary duties, the stockholder may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce the stockholder’s rights, including rights under federal and state securities laws and regulations to recover damages from and require an accounting by management. Stockholders, who have suffered losses in connection with the purchase or sale of their interest in Merculite in connection with a sale or purchase, including the misapplication by any officer or director of the proceeds from the sale of these securities, may be able to recover losses from us.

We undertake the following:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission this type of indemnification is against public policy as expressed in the Act and is unenforceable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Oraco as of December 31, 2011 have been audited by DeJoya Griffith & Company, LLC, an independent registered public accounting firm, as stated in their report appearing herein.

The financial statements of Oraco as of June 30, 2012 have been reviewed by DeJoya Griffith & Company, LLC, an independent registered public accounting firm.

The financial statements of Merculite as of December 31, 2011 have been audited by DeJoya Griffith & Company, LLC, an independent registered public accounting firm, as stated in their report appearing herein

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Oraco Resources, Inc.

We have audited the accompanying balance sheets of Oraco Resources, Inc. (An Exploration Stage Company) (the “Company”) as of December 31, 2011 and 2010 the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2011 and 2010 and for the period from inception (February 4, 2010) through December 31, 2011. Oraco Resources, Inc.’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oraco Resources, Inc. (An Exploration Stage Company) as of December 31, 2011 and 2010 and the results of their operations and their cash flows for the years ended December 31, 2011 and 2010 and for the period from inception (February 4, 2010) through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

De Joya Griffith, LLC
/s/ De Joya Griffith , LLC
Henderson, Nevada
April 14, 2012

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
(AUDITED)

	December 31,	December 31,
	2011	2010
ASSETS

Current assets:
Cash	$10,888	$-
Cash- restricted	59,256	-
Prepaid expenses	-	1,500
Total current assets	70,144	1,500

Other assets:
Trademark, net	5,252	-
Total other assets	5,252	-

Total assets	$75,396	$1,500

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$25,910	$-
Accrued payroll taxes	5,055	-
Line of credit - related party	6,799	635
Customer deposit	59,256	-
Total current liabilities	97,020	635

Total liabilities	97,020	635

Stockholders' equity (deficit):
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 23,645,360 and 15,001,500 shares issued and outstanding
as of December 31, 2011 and December 31, 2010, respectively	23,646	15,002
Additional paid-in capital	299,762	-
Common stock payable	204,971	-
Deficit accumulated during exploration stage	(550,003)	(14,137)
Total stockholders' equity(deficit)	(21,624)	865

Total liabilities and stockholders' equity (deficit)	$75,396	$1,500

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
(AUDITED)

	For the	Inception	Inception
	year	(August 4, 2010)	(August 4, 2010)
	ended	to	to
	December 31,	December 31,	December 31,
	2011	2010	2011

Revenue
Gold and diamond sales	$30,000	$-	$30,000
Commission income	20,000	-	20,000
Total revenue	50,000	-	50,000

Cost of goods sold
Cost of goods sold	30,690	-	30,690
Cost of goods sold - related party	8,300	-	8,300
Total cost of goods sold	38,990	-	38,990

Gross income	11,010	-	11,010

Operating expenses:
Depreciation and amortization	523	-	523
Executive compensation	57,253	-	57,253
General and administrative	3,900	-	3,900
Professional fees	427,425	2,135	429,560
Professional fees - related party	43,777	-	43,777
Total operating expenses	530,203	2,135	532,338

Other income (expense):
Interest income	6	-	6
Foreign currency transaction loss	(465)	-	(465)
Total other expense	(459)	-	(459)

Net loss	$(522,326)	$(2,135)	$(524,462)

Weighted average number of common shares	20,363,841	403,440
outstanding - basic

Net loss per share - basic	$(0.03)	$-

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(A EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY (DECICIT)
(AUDITED)

							Deficit
							Accumulated
					Additional		During	Total
	Preferred Shares		Common Shares		Paid-In	Stock	Development	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Payable	Stage	Deficit

Balance, August 4, 2010	-	$-	-	$-	$-	$-	$-	$-

October 19, 2010
Issuance of common stock for cash	-	-	15,001,500	15,002	-	-	(12,002)	3,000

Net loss	-	-	-	-	-	-	(2,135)	(2,135)

Balance, December 31, 2010	-	$-	15,001,500	$15,002	$-	$-	$(14,137)	$865

May 15, 2011
Recapitalization for merger with Oraco Resources, Inc. (Canada)	-	-	5,344,000	5,344	-	50,700	(10,540)	45,504

May 16, 2011
Merger with Jyork Industries	-	-	3,000,000	3,000	-	-	(3,000)	-

June 23, 2011
Issuance of common stock for cash	-	-	50,030	50	49,950	-	-	50,000

July 8, 2011
Donated capital	-	-	-	-	200	-	-	200

July 29, 2011
Shares issued for consulting services	-	-	-	-	-	26,563	-	26,563

August 9, 2011
Issuance of common stock for cash	-	-	50,000	50	49,950	(50,000)	-	-

August 16, 2011
Issuance of common stock for cash	-	-	150,030	150	149,880	-	-	150,030

September 2, 2011
Donated capital	-	-	-	-	10	-	-	10

September 28, 2011
Issuance of common stock for cash	-	-	27,800	28	27,772	-	-	27,800

September 30, 2011
Shares issued for consulting services	-	-	-	-	-	20,833	-	20,833

October 5, 2011
Issuance of common stock for cash	-	-	2,000	2	1,998	-	-	2,000

November 1, 2011
Donated capital	-	-	-	-	10	-	-	10

November 9, 2011
Issuance of common stock for cash	-	-	20,000	20	19,980	-	-	20,000

December 14, 2011
Donated capital	-	-	-	-	12	-	-	12

December 31, 2011
Shares to be issued for consulting services	-	-	-	-	-	156,875	-	156,875

Net loss	-	-	-	-	-	-	(522,326)	(522,325)

Balance, December 31, 2011	-	$-	23,645,360	$23,646	$299,762	$204,971	$(550,003)	$(21,624)

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS (AUDITED)

	For the	Inception	Inception
	Year ended	(August 4, 2010) to	(August 4, 2010) to
	December 31,	December 31,	December 31,
	2011	2010	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(522,326)	$(2,135)	$(524,462)
Adjustments to reconcile net loss
to net cash used in operating activities:
Shares issued for consulting services	204,271	-	204,271
Depreciation and amortization	523	-	523
Changes in operating assets and liabilities:
Increase in restricted cash	(59,256)	-	(59,256)
Decrease in prepaid expenses	1,500	(1,500)	-
Increase in due from related party	-	-	-
Increase in accounts payable	21,346	-	21,347
Increase in accrued payroll taxes	5,055	-	5,055
Increase in customer deposits	59,256	-	59,256

Net cash used in operating activities	(289,631)	(3,635)	(293,266)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired upon merger	78	-	78
Purchase of trademark	(5,775)	-	(5,775)

Net cash used in investing activities	(5,697)	-	(5,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit - related party	6,164	635	6,799
Repayments for line of credit - related party	-	-	-
Proceeds from sale of common stock, net of offering costs	272,030	-	275,030
Proceeds from common stock payable	27,800	3,000	27,800
Donated capital	222	-	222

Net cash provided by financing activities	306,216	3,635	309,851

NET CHANGE IN CASH	10,888	-	10,888

CASH AT BEGINNING OF YEAR	-	-	-

CASH AT END OF YEAR	$10,888	$-	$10,888

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

NON-CASH SUPPLEMENT:
Acquisition of Oraco Resources and JYORK Industries;
Assets acquired	$50,000	$-	$50,000
Liabilities assumed	$(4,564)	$-	$(4,564)
Common stock payable assumed	$(50,700)	$-	$(50,700)
Total acquired, excluding cash	$(5,264)	$-	$(5,264)
Common stock for reverse merger	$8,344	$-	$8,344
Shares issued for consulting services	$183,438	$-	$183,438
See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
Oraco Resources, Inc. ("Oraco Nevada") was incorporated on April 6, 2010 in the State of Nevada originally under the name Sterilite Solutions Corp.  On February 23, 2011, the Company changed its name from Sterilite Solutions Corp. to Oraco Resources, Inc.

On May 16, 2011, Oraco Nevada completed the acquisition of all the issued and outstanding shares of Oraco Resources, a Canadian corporation, ("Oraco Canada)" and JYORK Industries, Inc. Ltd ("JYORK") (collectively, the "Acquired Businesses") pursuant to a Share Purchase Agreement (the "SPA").  Under the SPA, Oraco Nevada issued 15,001,500 shares of the its common stock to various individuals and entities in exchange for a 100% interest in Oraco Canada and 3,000,000 shares of Oraco Nevada's common stock to an individual for a 100% interest in JYORK.  Additionally under the SPA, the former officers and directors of Oraco Nevada agreed to cancel 10,000,000 shares of its common stock.  For accounting purposes, the acquisition of the Acquired Businesses by Oraco Nevada has been accounted for as a recapitalization, similar to a reverse acquisition except no goodwill is recorded, whereby the private companies, Oraco Canada and JYORK, in substance acquired a non-operational public company (Oraco Nevada) with nominal assets and liabilities for the purpose of becoming a public company.   Accordingly, Oraco Canada and JYORK are considered the acquirer for accounting purposes and thus, the historical financials are primarily that of Oraco Canada.  As a result of this transaction, Oraco Nevada changed its business direction and is now a mineral and natural resource exploration business.  Oraco Canada was incorporated on August 4, 2010 (Date of Inception) and accordingly, the accompanying financial statements are from the Date of Inception of Oraco Canada through ending reporting periods reflected.

The Company has not commenced any significant operations and, in accordance with ASC Topic 915-10, the Company is considered an exploration stage company.

Principles of consolidation
For the year ended December 31, 2010, the consolidated financial statements include the accounts of Oraco Canada.  For the year ended December 31, 2011, the consolidated financial statements include the accounts of Oraco Nevada, Oraco Canada and JYORK.   All significant intercompany balances and transactions have been eliminated.   Oraco Nevada, Oraco Canada and JYORK will be collectively referred herein to as the “Company”.

Nature of operations
The Company is in the mineral and natural resource exploration and trading business, and has not yet commenced operations to locate commercially exploitable mineral and natural resources. The Company has been in the exploration stage since its formation and has not realized any revenues from its planned operations.

Year end
The Company’s yearend is December 31.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2011 and 2010. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market.  Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Income taxes
The Company follows ASC Topic 740 for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes (continued)
Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As of December 31, 2011 and 2010, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material effect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. As of December 31, 2011 and 2010, no income tax expense has been incurred.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Restricted cash
Restricted cash consists of customer deposits to facilitate purchases of products on their behalf. At December 31, 2010, we had approximately $59,256 in short-term restricted cash.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of December 31, 2011, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment.  Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company commenced amortization during the three month period ended March 31, 2011.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mineral claim payments and exploration expenditures
The Company expenses all costs related to the acquisition, maintenance and exploration of its unproven mineral properties to which it has secured exploration rights.  If and when proven and probable reserves are determined for a property and a feasibility study prepared with respect to the property, then subsequent development costs of the property will be capitalized.  To date the Company has not established the commercial feasibility of its exploration prospects, therefore all costs have been expensed.  The Company also considers the provisions of ASC 360 which concludes that mineral rights are tangible assets. Accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights where proven or probable reserves are present or when the Company intends to carry out an exploration program and has the funds to do so.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expenses related to the fair value of its employee stock option awards.  This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Revenue recognition
We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company recorded revenue when it was realizable and earned upon shipment of the gold and diamond to the customers.  The Company also recorded commission income when it was realizable and earned based on the specific terms of the agreement with the customer.

Major customers
During the year ended December 31, 2011, the Company generated its revenue from two customers.

Advertising costs
Advertising costs are anticipated to be expensed as incurred; however there were no advertising costs included in general and administrative expenses for the year ended December 31, 2011 and for the period from Inception (August 4, 2010) to December 31, 2010.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Recent pronouncements
The Company has evaluated all the recent accounting pronouncements through April 2012 and believes that none of them will have a material effect on the Company’s consolidated financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability and/or acquisition and sale of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has generated minimal revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (August 4, 2010) through the period ended December 31, 2011 of ($524,462). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – TRADEMARK

Trademarks consisted of the following as of:

	December 31,	December 31,
	2011	2010
Trademarks	$5,775	$-
Accumulated amortization	(523)	-
	$5,252	$-

During the year ended December 31, 2011, the Company recorded amortization expense of $523.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

	December 31, 2011	December 31, 2010
Revolving credit line due to shareholder of the Company, unsecured, 0% interest, due upon demand	$6,799	$635

	$6,799	$635

On January 1, 2011, the Company executed a line of credit in the amount of $10,000 with Summit Capital USA, Inc.  The line of credit carries an annual interest rate of 0% and is due upon demand.  As of December 31, 2011, an amount of $6,799 had been used for general corporate purposes with a remaining balance of $3,201 available.  During March 2012, the Company repaid $4,799.  During April 2012, the Company repaid a total of $2,000 and the remaining balance as of the date of this filing is $0.

During the year ended December 31, 2011, interest expense was $0.

NOTE 5 – CUSTOMER DEPOSIT

During the year ended December 31, 2011, the Company received $200,000 from a customer and utilized $120,744 to facilitate the purchase and sale of products and the Company earned commission income of $20,000.  As of December 31, 2011, the Company had a balance of $59,256 in customer deposit of which the corresponding unspent funds in the same amount has been accounted for as restricted cash.

NOTE 6 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

On February 23, 2011, the Company affected an 8-for-1 forward stock split of its $0.001 par value common stock.

All shares and per share amounts have been retroactively restated to reflect the split discussed above.

Common Stock

Prior to the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd., the Company had 15,344,000 shares of common stock issued and outstanding.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (continued)
On May 16, 2011, the Company issued 15,001,500 shares to various individuals and entities in exchange for a 100% interest in Oraco Resources, Inc. (Canada Corporation) and 3,000,000 shares to an individual for a 100% interest in JYORK Industries, Inc. Ltd.  As part of the Share Purchase Agreement the former officers and directors agreed to cancel 10,000,000 shares of common stock.  On May 16, 2011, the transaction was closed and 100% interest in Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd.  was acquired by the Company.  For accounting purposes, the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. based on the factors demonstrating that Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. represents the accounting acquirer.   The Company changed its business direction and is now a mineral and natural resource exploration business.

On June 23, 2011, the Company sold 100,030 units consisting of 100,030 shares of its common stock and 100,030 warrants at a price of $1 per share for cash of $100,000 and common stock subscriptions receivable of $30.  On August 9, 2011, the shares and warrants were issued.

On July 8, 2011, the Company received donated capital of $200 from an officer, director and shareholder of the Company.

On July 18, 2011, the Company executed a one year consulting agreement with an entity in exchange for 127,500 shares of common stock and 127,500 warrants (the “units”).  The units are non-forfeitable and fully vested.  During the year ended December 31, 2011, the Company owed 127,500 units valued at $127,500.  The units were valued using the fair value of similar units sold for cash on the agreement date.  As of December 31, 2011, the shares were unissued and a total of $58,438 was recorded to common stock payable.

On August 16, 2011, the Company sold 150,030 units consisting of 150,030 shares of its common stock and 150,030 warrants at a price of $1 per unit for cash of $150,030 to two investors.

On September 2, 2011, the Company received donated capital of $10 from a former officer, director and shareholder of the Company.

On September 14, 2011, the Company executed a two year consulting agreement with an entity in exchange for a total of 1,000,000 shares of common stock.  The shares are earned equally over the two year period subject to the Company’s unfettered right to cancel the agreement at any time without issuing the consultant any further stock.  During the year ended December 31, 2011, the Company owed 145,833 shares of restricted common stock valued at $145,833.  The shares were valued according to the fair value of the common stock based on the agreement date.  As of December 31, 2011, the shares were unissued and a total of $145,833 was recorded to common stock payable.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (continued)
During September 2011, the Company sold 27,800 units consisting of 27,800 shares of its common stock and 27,800 warrants at a price of $1 per unit for cash of $27,800 to three investors.

During October 2011, the Company sold 2,000 units consisting of 2,000 shares of its common stock and 2,000 warrants at a price of $1 per unit for cash of $2,000 to two investors.

On November 1, 2011, the Company received donated capital of $10 from a former officer, director and shareholder of the Company.

During November 2011, the Company sold 20,000 units consisting of 20,000 shares of its common stock and 20,000 warrants at a price of $1 per unit for cash of $20,000 to an investor.

On December 14, 2011, the Company received donated capital of $12 from a former officer, director and shareholder of the Company.

During the year ended December 31, 2011, there have been no other issuances of common stock.

NOTE 7 – WARRANTS AND OPTIONS

On June 23, 2011, the Company issued a total of 100,030 warrants to two investors related to the sale of units.  A unit consisted of one share of common stock and one warrant.  See Note 6.

During the three months ended September 30, 2011, the Company issued a total of 177,830 warrants to five investors related to the sale of units.  A unit consisted of one share of common stock and one warrant.  Additionally, the Company issued 26,563 warrants related to a consulting agreement.  See Note 6.

During the three months ended December 31, 2011, the Company issued a total of 20,200 warrants to three investors related to the sale of units.  A unit consisted of one share of common stock and one warrant.  Additionally, the Company issued 31,875 warrants related to a consulting agreement.
See Note 6.

During the year ended December 31, 2011, there have been no other issuances of warrants or options outstanding to acquire any additional shares of common stock.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 – WARRANTS AND OPTIONS (CONTINUED)

The following is a summary of the status of all of the Company’s stock warrants as of December 31, 2011 and 2010 and changes during the years ended on that date:

	Number of Warrants	Weighted-Average Exercise Price
Outstanding at January 1, 2010	-	$0.00
Granted	-	$0.00
Exercised	-	$0.00
Cancelled	-	$0.00
Outstanding at December 31, 2010	-	$0.00
Granted	358,268	$2.00
Exercised	-	$0.00
Cancelled	-	$0.00
Outstanding at December 31, 2011	358,268	$2.00
Warrants exercisable at December 31, 2011	358,268	$2.00
Warrants exercisable at December 31, 2010	-	$0.00

The following table summarizes information about stock warrants outstanding and exercisable at December 31, 2011:

	STOCK WARRANTS OUTSTANDING AND EXERCISABLE
Exercise Price	Number of Warrants Outstanding	Weighted-Average Remaining Contractual Life in Years	Weighted- Average Exercise Price
$2.00	358,268	0.72	$2.00

NOTE 8 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2011, the Company paid a total of $57,253 to the officers and directors of the Company for compensation.

During the year ended December 31, 2011, the Company paid $2,500 to an officer and director of the Company for legal fees.

During the year ended December 31, 2011, the Company paid $43,777 to a shareholder of the Company for consulting fees and $8,300 in cost of goods sold.

Until August 2011, Company funds were being held on behalf of the Company in an attorney trust IOLA account.  In August of 2001, almost all of the funds were transferred from the attorney trust IOLA account to a bank account in the name of the Company. As of September 30, 2011, the Company had $100 in the attorney trust IOLA account.  Since the attorney is also an officer and director of the Company, the Company recorded the balance as due from related party.  The remaining $100 was transferred from the attorney IOLA trust account to the Company’s bank account on November 21, 2011.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – INCOME TAX

During the year ended  December 31, 2010, the Company  adopted  Financial Accounting ASC 740 “Income Taxes”, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements.  The Interpretation requires that the tax effects of a position be recognized only if it is "more-likely-than-not" to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position. If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits no benefits of the tax position are to be recognized. Moreover, the more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of a benefit.  With the adoption of ASC 740, companies are required to adjust their financial statements to reflect only those tax positions that are more-likely- than-not to be sustained.  Any necessary adjustment would be recorded directly to retained earnings and reported as a change  in  accounting principle.

As of December 31, 2011 and 2010, we have fully allowed for any deferred tax assets as management has determined that it is more-likely-than-not that we will not sustain the use of our net operating loss carry forward.

The components of the Company's deferred tax asset as of December 31, 2011 and 2010 are as follows:

	2011	2010

Net operating loss	$524,461	$2,135
Stock compensation	(204,271)	-

Net operating loss carry forward	320,190	2,135
Valuation allowance	(320,190)	(2,135)

Net deferred tax asset	$-	$-

A reconciliation of income taxes computed at the statutory rate to the income tax amount recorded is as follows:

	2011	2010

Tax at statutory rate (35%)	$112,067	$747
Increase in valuation allowance	(112,067)	(747)

Net deferred tax asset	$-	$-

NOTE 10 – MATERIAL AGREEMENTS

On March 24, 2011, the Company entered into a Share Exchange Agreement with Oraco Resources, Inc., a Canadian company to acquire 100% of ORI’s outstanding common stock in exchange for 15,001,500 shares of common stock, concurrent with the Closing.  Additionally, the agreement sets forth conditions that the Company shall have obtained a cancellation of 10,000,000 shares of common stock.  The agreement with Oraco Canada, upon closing, will provide the Company with the ownership of 100% of Oraco Canada, which is involved in the diamond, gold, minerals and natural resources and exploration.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

On March 24, 2011, the Company, entered into a Share Exchange Agreement with JYORK Industries Inc. Ltd., a Sierra Leone company to acquire 100% of JYORK’s outstanding common stock in exchange for 3,000,000 shares of common stock, concurrent with the Closing.  The agreement with JYORK, upon closing, will provide the Company with the ownership of 100% of JYORK, which is involved in the diamond, gold, minerals and natural resources and exploration.

On April 28, 2011, the Company entered into an Addendum No. 1 (“Addendum”) to the Share Exchange Agreements dated March 24, 2011 with Oraco Canada and JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”).  Pursuant to the Addendum the effective date was extended from April 8, 2011 to May 10, 2011 to complete the conditions set forth in the Merger Agreement.

On May 16, 2011, the merger was closed with Oraco Canada and JYORK.

On April 29, 2011, the Company formed a wholly-owned subsidiary, Merculite Distributing, Inc., a Nevada corporation (“Merculite”).

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of the Company, and Merculite.  Prior to the Spin-Off, Merculite was a wholly-owned subsidiary of the Company.  In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

•
a Separation and Distribution Agreement that sets forth the arrangements among the Company and Meculite regarding the principal transactions to separation, and that governs the relationship of the Company and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among the Company and Merculite to assign the Sterilite Solutions trademark to Merculite

The Company and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off will be accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of the Company on a pro rata basis. Each shareholder of the Company of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of the Company stock owned by them.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 – MATERIAL AGREEMENTS (CONTINUED)

The Company and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby the Company irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product.  The Company acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by the Company in lieu of any of the Marks on the product.

On June 3, 2011, the Company entered into an Acquisition, Distribution and Marketing Agreement with Ozuro Jewelry, a New York corporation (“Ozuro”), wherein the Company agreed to offer to Ozuro the right to purchase our diamonds and gold (the “Product”) before offering to sell the Product to any other third party, and Ozuro agreed to consider purchasing our Product, in accordance with the terms and conditions set forth in the agreement.  The term of the agreement began on June 3, 2011 and will terminate on June 3, 2014.  The price of the gold shall initially be set at 90% of the London PM fix as reported as of the date of the sale and diamonds pricing shall be initially set at 95% of the Rapaport Diamond Price Index as reported as of the date of sale.

On August 8, 2011, the Company entered into a Consultant Agreement with Mr. Charles Huggins, wherein he agreed to assist the Company in locating working interest partner, mining concessions, mining operations, and similar financing and business agreements to further the Company’s business in West Africa on a “best efforts” basis.  Mr. Huggins’ services shall include, but not limited to:

•
Identifying, negotiating and/or obtain contracts, rights and/or other agreements for the mining or acquisition of diamonds, gold and/or other natural resources with rights holders throughout the world, on behalf of the Company.

•	Obtaining governmental approvals and/or authorizations to use, implement or otherwise exploit any contracts or agreements obtained by Mr. Huggins and entered into by the Company.

•	Locate, negotiate the purchase of and/or obtain diamonds, gold or other precious minerals on behalf of the Consultant throughout the world.
•	Facilitate the transportation of such minerals obtained to the United States and further assist in the sale of such minerals obtained and transported.

The term of the agreement is for five years beginning on August 8, 2011.  The agreement may be extended by and between the parties.

The Company agreed to pay Mr. Huggins 5% all the gross income (the “Commission”) of the Company. Gross income shall mean all income received by the Company, less any payment that the Company must make for: the acquisition and sale of any gold, diamonds or other minerals (including, but not limited to, the costs of the purchase of any gold, diamonds or precious minerals; taxes, insurance and transportation costs payable on same; the cost of finishing and polishing any diamonds; and any other like inherent costs of such transaction); and all costs incurred in connecting with the recovery and subsequent sale of any gold, diamonds or other minerals recovered from any operations being conducted pursuant to any contract, license or other agreement the Company may have for the performance of such activities.  Mr. Huggins’ Commission shall be paid to him in perpetuity, and shall be considered as an asset of his estate and shall be deemed a descendible right that shall be passed to his heirs as he so designates by his will, or if he dies intestate, then in accordance with the laws of the State of New York.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 – MATERIAL AGREEMENTS (CONTINUED)

Additionally, the Company agreed to pay all of Mr. Huggins’ expenses for travel and accommodations in connection with the fulfillment of his duties. The Company will also provide Mr. Huggins with an automobile and driver who also will act in place of a security guard.

NOTE 11 – SUBSEQUENT EVENTS

During the three months ended March 31, 2012, the Company received a total of $95,000 from five investors to purchase 95,000 units.  Each unit consists of 1 share of common stock and 1 warrant.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Oraco Resources, Inc.

We have audited the accompanying balance sheets of Oraco Resources, Inc. (An Exploration Stage Company) (the “Company”) as of December 31, 2011 and 2010 the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2011 and 2010 and for the period from inception (February 4, 2010) through December 31, 2011. Oraco Resources, Inc.’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oraco Resources, Inc. (An Exploration Stage Company) as of December 31, 2011 and 2010 and the results of their operations and their cash flows for the years ended December 31, 2011 and 2010 and for the period from inception (February 4, 2010) through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

De Joya Griffith, LLC
/s/ De Joya Griffith , LLC
Henderson, Nevada
April 14, 2012

ORACO RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
(unaudited)

	June 30,	December 31,
	2012	2011
ASSETS

Current assets:
Cash	$77,273	$10,888
Cash - restricted	-	59,256
Inventory	44,558	-
Total current assets	121,831	70,144

Other assets:
Trademark, net	4,963	5,252
Total other assets	4,963	5,252

Total assets	$126,794	$75,396

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$47,487	$25,910
Accrued payroll taxes	11,473	5,055
Line of credit - related party	-	6,799
Customer deposit	-	59,256
Total current liabilities	58,960	97,020

Total liabilities	58,960	97,020

Stockholders' equity (deficit):
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 24,020,760 and 23,645,360 shares issued and outstanding
as of June 30, 2012 and December 31, 2011, respectively	24,020	23,645
Additional paid-in capital	682,327	299,762
Common stock payable	578,721	204,971
Deficit accumulated during exploration stage	(1,217,234)	(550,002)
Total stockholders' equity (deficit)	67,834	(21,624)

Total liabilities and stockholders' equity (deficit)	$126,794	$75,396

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

					Inception
					(August 4, 2010)
	For the three months ended		For the six months ended		to
	June 30,		June 30,		June 30,
	2012	2011	2012	2011	2012

Revenue
Gold and diamond sales	$ -	$ -	$ -	$ -	$ 30,000
Commission income	-	-	6,103	-	26,103
Total revenue	-	-	6,103	-	56,103

Cost of goods sold
Cost of goods sold	-	-	2,714	-	33,403
Cost of goods sold - related party	-	-	-	-	8,300
Total cost of goods sold	-	-	2,714	-	41,703

Gross income	-	-	3,389	-	14,400

Operating expenses:
Depreciation and amortization	145	145	289	234	812
Executive compensation	38,431	-	76,417	-	133,670
General and administrative	28,614	51	32,400	115	36,300
Professional fees	208,178	95,139	483,316	95,139	912,877
Professional fees - related party	45,146	2,500	76,293	2,500	120,070
Total operating expenses	320,514	97,835	668,715	97,988	1,203,729

Other income (expense):
Interest income	-	-	3	-	9
Foreign currency transaction loss	(1,498)	-	(1,909)	-	(2,374)
Total other expense	(1,498)	-	(1,906)	-	(2,365)

Net loss	$(322,012)	$ (97,835)	$(667,232)	$ (97,988)	$(1,191,694)

Weighted average number of common shares outstanding - basic	23,977,905	20,702,863	23,828,336	19,359,644

Net loss per share - basic	$ (0.01)	$ (0.00)	$ (0.03)	$ (0.01)

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

			Inception
			(August 4, 2010)
	For the six months ended		to
	June 30,		June 30,
	2012	2011	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(667,232)	$(97,988)	$(1,191,694)
Adjustments to reconcile net loss
to net cash used in operating activities:
Stock-based compensation for services	313,750	-	518,021
Depreciation and amortization	289	234	812
Changes in operating assets and liabilities:
Decrease in restricted cash	59,256	-	-
Decrease in prepaid expenses	-	1,500	-
Increase in inventory	(44,558)	-	(44,558)
Increase in due from related party	-	36,500	-
Increase in accounts payable	21,577	9,414	42,924
Increase in accrued payroll taxes	6,418	-	11,473
Increase in customer deposits	(59,256)	-	-

Net cash used in operating activities	(369,756)	(50,340)	(663,022)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired upon merger	-	78	78
Purchase of trademark	-	(5,775)	(5,775)

Net cash used in investing activities	-	(5,697)	(5,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit - related party	1,935	6,164	8,734
Repayments for line of credit - related party	(8,734)	(10)	(8,734)
Proceeds from sale of common stock, net of offering costs	147,900	50,000	407,930
Proceeds from common stock payable	295,000	-	337,800
Donated capital	40	-	262

Net cash provided by financing activities	436,141	56,154	745,992

NET CHANGE IN CASH	66,385	117	77,273

CASH AT BEGINNING OF PERIOD	10,888	-	-

CASH AT END OF PERIOD	$77,273	$117	$77,273

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

NON-CASH SUPPLEMENT:
Acquisition of Oraco Resources and JYORK Industries;
Assets acquired	$-	$-	$50,000
Liabilities assumed	$-	$-	$(4,564)
Common stock payable assumed	$-	$-	$(50,700)
Total acquired, excluding cash	$-	$-	$(5,264)
Common stock for reverse merger	$-	$-	$8,344

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
 (AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The interim consolidated financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these condensed interim consolidated financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2011 and notes thereto included in the Company’s 10-K annual report and all amendments.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim period are not indicative of annual results.

Principles of consolidation
For the six months ended June 30, 2012 and 2011, the consolidated financial statements include the accounts of Oraco Resources, Inc. (Nevada Corporation), Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd.   All significant intercompany balances and transactions have been eliminated.   Oraco Resources, Inc. (Nevada Corporation), Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. will be collectively referred herein to as the “Company”.

Nature of operations
The Company is in the mineral and natural resource exploration and trading business, and has not yet commenced operations to locate commercially exploitable mineral and natural resources. The Company has been in the exploration stage since its formation and has not realized any revenues from its planned operations.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

ORACO RESOURCES, INC.
 (AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Inventory
Inventory consists of raw materials and is valued at the lower of cost or market.  Cost is determined using historical cost.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of June 30, 2012, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment.  Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

Mineral claim payments and exploration expenditures
The Company expenses all costs related to the acquisition, maintenance and exploration of its unproven mineral properties to which it has secured exploration rights.  If and when proven and probable reserves are determined for a property and a feasibility study prepared with respect to the property, then subsequent development costs of the property will be capitalized.  To date the Company has not established the commercial feasibility of its exploration prospects, therefore all costs have been expensed.  The Company also considers the provisions of ASC 360 which concludes that mineral rights are tangible assets. Accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights where proven or probable reserves are present or when the Company intends to carry out an exploration program and has the funds to do so.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expenses related to the fair value of its employee stock option awards.  This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

ORACO RESOURCES, INC.
 (AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Major customers
During the three and six months ended June 30, 2012, the Company generated its revenue from one customer.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Recent pronouncements
The Company has evaluated all the recent accounting pronouncements through August 2012 and believes that none of them will have a material effect on the Company’s consolidated financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability and/or acquisition and sale of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (August 4, 2010) through the period ended June 30, 2012 of ($1,191,694). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – TRADEMARK

Trademarks consisted of the following as of:

	June 30,	December 31,
	2012	2011
Trademarks	$5,775	$5,775
Accumulated amortization	(812)	(523)
	$4,963	$5,252

ORACO RESOURCES, INC.
 (AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

During the three months ended June 30, 2012 and 2011, the Company recorded amortization expense of $145 and $145, respectively.  During the six months ended June 30, 2012 and 2011, the Company recorded amortization expense of $289 and $234, respectively.

NOTE 4 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

	June 30, 2012	December 31, 2011
Revolving credit line due to shareholder of the Company, unsecured, 0% interest, due upon demand	$-	$6,799

	$-	$6,799

On January 1, 2011, the Company executed a line of credit in the amount of $10,000 with Summit Capital USA, Inc.  The line of credit carries an annual interest rate of 0% and is due upon demand.

During the three months ended June 30, 2012 and 2011, interest expense was $0 and $0, respectively.  During the six months ended June 30, 2012 and 2011, interest expense was $0 and $0, respectively.

NOTE 5 – CUSTOMER DEPOSIT

During the year ended December 31, 2011, the Company received $200,000 from a customer and utilized $120,744 to facilitate the purchase and sale of products and the Company earned commission income of $20,000.  As of December 31, 2011, the Company had a balance of $59,256 in customer deposit.

During the three months ended March 31, 2012, the Company received an additional $61,028 from the customer to facilitate additional purchases and sales of products and the Company earned commission income of $6,103.  Due to additional fees and expenses directly related to the commission, the Company reduced $2,714 against the commission income.  As of March 31, 2012, the Company had a balance of $0 in customer deposit.

NOTE 6 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

On February 23, 2011, the Company affected an 8-for-1 forward stock split of its $0.001 par value common stock.

All shares and per share amounts have been retroactively restated to reflect the split discussed above.

ORACO RESOURCES, INC.
 (AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Common Stock
On July 18, 2011, the Company executed a one year consulting agreement with an entity in exchange for 127,500 shares of common stock and 127,500 warrants (the “units”).  The units are non-forfeitable and fully vested.  The units were valued using the fair value of similar units sold for cash on the agreement date.  As of March 31, 2012, the Company owed 127,500 units valued at $127,500.  During the three months ended June 30, 2012, the Company recorded consulting expense of $31,875.  During the six months ended June 30, 2012, the Company recorded consulting expense of $63,750.  As of June 30, 2012, the shares were unissued and a total of $122,188 was recorded to common stock payable.

On September 14, 2011, the Company executed a two year consulting agreement with an entity in exchange for a total of 1,000,000 shares of common stock.  The shares are earned equally over the two year period subject to the Company’s unfettered right to cancel the agreement at any time without issuing the consultant any further stock.  The shares were valued according to the fair value of the common stock based on the agreement date.  As of June 30, 2012, the Company owed 395,833 shares of restricted common stock valued at $395,833.  During the three months ended June 30, 2012, the Company recorded consulting expense of $125,000.  During the six months ended June 30, 2012, the Company recorded consulting expense of $250,000.  As of June 30, 2012, the shares were unissued and a total of $395,833 was recorded to common stock payable.

During the three months ended March 31, 2012, the Company sold 315,000 units consisting of 315,000 shares of its common stock and 315,000 warrants at a price of $1 per unit for cash of $315,000 to several investors.  During the three months ended March 31, 2012, the Company issued a total of 80,000 shares of common stock.  As of March 31, 2012, the remaining 235,000 shares were not issued and are recorded into common stock payable.  During April 2012, the Company issued the remaining 235,000 shares.

During the three months ended March 31, 2012, the Company received donated capital of $40 from a former officer, director and shareholder of the Company.

During the three months ended June 30, 2012, the Company sold 97,900 units consisting of 97,900 shares of its common stock and 97,900 warrants at a price of $1 per unit for cash of $97,900 to several investors.  During the three months ended June 30, 2012, the Company issued a total of 52,900 shares of common stock.  As of June 30, 2012, the remaining 45,000 shares were not issued and are recorded into common stock payable.

During the three months ended June 30, 2012, the Company sold 15,000 shares of common stock for cash totaling $30,000 to several investors.  During the three months ended June 30, 2012, the Company issued a total of 7,500 shares of common stock.  As of June 30, 2012, the remaining 7,500 shares were not issued and are recorded into common stock payable.

ORACO RESOURCES, INC.
 (AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 7 – WARRANTS AND OPTIONS

During the three months ended March 31, 2012, the Company issued a total of 315,000 warrants to several investors related to the sale of units.  A unit consisted of one share of common stock and one warrant.  Additionally, the Company issued 31,875 warrants related to a consulting agreement.  See Note 6.

During the three months ended June 30, 2012, the Company issued a total of 97,900 warrants to several investors related to the sale of units.  A unit consisted of one share of common stock and one warrant.  Additionally, the Company issued 31,875 warrants related to a consulting agreement.  See Note 6.

The following is a summary of the status of all of the Company’s stock warrants as of June 30, 2012 and changes during the six months ended on that date:

	Number of Warrants	Weighted-Average Exercise Price
Outstanding at January 1, 2012	358,298	$2.00
Granted	476,650	$2.00
Exercised	-	$0.00
Cancelled	(100,030)	$0.00
Outstanding at June 30, 2012	734,918	$2.00
Warrants exercisable at June 30, 2012	734,918	$2.00
Warrants exercisable at June 30, 2011	-	$0.00

The following table summarizes information about stock warrants outstanding and exercisable at June 30, 2012:

	STOCK WARRANTS OUTSTANDING AND EXERCISABLE
Exercise Price	Number of Warrants Outstanding	Weighted-Average Remaining Contractual Life in Years	Weighted- Average Exercise Price
$2.00	734,918	0.44	$2.00

NOTE 8 – RELATED PARTY TRANSACTIONS

During the three months ended June 30, 2012, the Company paid $45,146 to a shareholder of the Company for consulting fees.  During the six months ended June 30, 2012, the Company paid $76,293 to a shareholder of the Company for consulting fees.  During the three months ended June 30, 2011, the Company paid $2,500 to a shareholder of the Company for consulting fees.  During the six months ended June 30, 2011, the Company paid $2,500 to a shareholder of the Company for consulting fees.

NOTE 9 – SUBSEQUENT EVENTS

Subsequent to the period ended June 30, 2012, we sold 432,793 shares of common stock to several accredited investors for a total purchase price of $865,586 all of which was paid in cash.

ORACO RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

	June 30,	December 31,
	2012	2011
ASSETS

Current assets:
Cash	$77,273	$10,888
Cash - restricted	-	59,256
Inventory	44,558	-
Total current assets	121,831	70,144

Other assets:
Trademark, net	4,963	5,252
Total other assets	4,963	5,252

Total assets	$126,794	$75,396

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$47,487	$25,910
Accrued payroll taxes	11,473	5,055
Line of credit - related party	-	6,799
Customer deposit	-	59,256
Total current liabilities	58,960	97,020

Total liabilities	58,960	97,020

Stockholders' equity (deficit):
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 24,020,760 and 23,645,360 shares issued and outstanding
as of June 30, 2012 and December 31, 2011, respectively	24,020	23,645
Additional paid-in capital	682,327	299,762
Common stock payable	578,721	204,971
Deficit accumulated during exploration stage	(1,217,234)	(550,002)
Total stockholders' equity (deficit)	67,834	(21,624)

Total liabilities and stockholders' equity (deficit)	$126,794	$75,396

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

					Inception
					(August 4, 2010)
	For the three months ended		For the six months ended		to
	June 30,		June 30,		June 30,
	2012	2011	2012	2011	2012

Revenue
Gold and diamond sales	$ -	$ -	$ -	$ -	$ 30,000
Commission income	-	-	6,103	-	26,103
Total revenue	-	-	6,103	-	56,103

Cost of goods sold
Cost of goods sold	-	-	2,714	-	33,403
Cost of goods sold - related party	-	-	-	-	8,300
Total cost of goods sold	-	-	2,714	-	41,703

Gross income	-	-	3,389	-	14,400

Operating expenses:
Depreciation and amortization	145	145	289	234	812
Executive compensation	38,431	-	76,417	-	133,670
General and administrative	28,614	51	32,400	115	36,300
Professional fees	208,178	95,139	483,316	95,139	912,877
Professional fees - related party	45,146	2,500	76,293	2,500	120,070
Total operating expenses	320,514	97,835	668,715	97,988	1,203,729

Other income (expense):
Interest income	-	-	3	-	9
Foreign currency transaction loss	(1,498)	-	(1,909)	-	(2,374)
Total other expense	(1,498)	-	(1,906)	-	(2,365)

Net loss	$(322,012)	$ (97,835)	$(667,232)	$ (97,988)	$(1,191,694)

Weighted average number of common shares outstanding - basic	23,977,905	20,702,863	23,828,336	19,359,644

Net loss per share - basic	$ (0.01)	$ (0.00)	$ (0.03)	$ (0.01)

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

			Inception
			(August 4, 2010)
	For the six months ended		to
	June 30,		June 30,
	2012	2011	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(667,232)	$(97,988)	$(1,191,694)
Adjustments to reconcile net loss
to net cash used in operating activities:
Stock-based compensation for services	313,750	-	518,021
Depreciation and amortization	289	234	812
Changes in operating assets and liabilities:
Decrease in restricted cash	59,256	-	-
Decrease in prepaid expenses	-	1,500	-
Increase in inventory	(44,558)	-	(44,558)
Increase in due from related party	-	36,500	-
Increase in accounts payable	21,577	9,414	42,924
Increase in accrued payroll taxes	6,418	-	11,473
Increase in customer deposits	(59,256)	-	-

Net cash used in operating activities	(369,756)	(50,340)	(663,022)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired upon merger	-	78	78
Purchase of trademark	-	(5,775)	(5,775)

Net cash used in investing activities	-	(5,697)	(5,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit - related party	1,935	6,164	8,734
Repayments for line of credit - related party	(8,734)	(10)	(8,734)
Proceeds from sale of common stock, net of offering costs	147,900	50,000	407,930
Proceeds from common stock payable	295,000	-	337,800
Donated capital	40	-	262

Net cash provided by financing activities	436,141	56,154	745,992

NET CHANGE IN CASH	66,385	117	77,273

CASH AT BEGINNING OF PERIOD	10,888	-	-

CASH AT END OF PERIOD	$77,273	$117	$77,273

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

NON-CASH SUPPLEMENT:
Acquisition of Oraco Resources and JYORK Industries;
Assets acquired	$-	$-	$50,000
Liabilities assumed	$-	$-	$(4,564)
Common stock payable assumed	$-	$-	$(50,700)
Total acquired, excluding cash	$-	$-	$(5,264)
Common stock for reverse merger	$-	$-	$8,344

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC. (NEVADA CORPORATION) AND SUBSIDIARIES
NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

1.  BASIS OF PRESENTATION FOR PRO-FORMA FINANCIAL STATEMENTS

On May 6, 2011, Oraco Resources, Inc., a Nevada Corporation, (“ORAC”) entered into a definitive Distribution Agreement which governs the terms and conditions of the spin-off (the “Spin-Off”) of the Company and Merculite Distributing, Inc., a Nevada Corporation (“Merculite”).  The Spin-Off will be accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of ORAC on a pro rata basis.  Each shareholders of the Company of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of the ORAC common stock owned by them.

As of May 6, 2011, the parties began preparing separate financial statements. Separation was contractually complete; a condition subsequent to the separation and to distribution of the spun-off shares is compliance with any applicable laws or governmental regulations, including Securities and Exchange Commission requirements such as this Information Statement.  Until these conditions are met, the spun-off shares are being held in escrow by legal counsel.

The unaudited pro-forma condensed consolidated financial statements have been developed from the audited records of ORAC as of December 31, 2011 and the year then ended.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Merculite Distributing, Inc.

We have audited the accompanying balance sheet of Merculite Distributing, Inc. (A Development Stage Company) as of December 31, 2011, and the related statements of operations, stockholders’ equity, and cash flows from inception (April 29, 2011) to December 31, 2011. Merculite Distributing, Inc.  management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over the financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Merculite Distributing, Inc. (A Development Stage Company) as of December 31, 2011 and the results of its operation and its cash flow from inception (April 29, 2011) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

De Joya Griffith  LLC
/s/ De Joya Griffith , LLC
Henderson, Nevada
April 4, 2012

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
(AUDITED)

December 31,
2011

ASSETS

Current assets:
Cash	$2,032
Prepaid expenses	46,109
Total current assets	48,141

Total assets	$48,141

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,571
Total current liabilities	1,571

Long-term liabilities:
Accrued interest payable - related party	1
Notes payable - related party	2,100
Total long-term liabilities	2,101

Total liabilities	3,672

Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding as of December 31, 2011	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 15,807,090, shares issued and outstanding as of December 31, 2011	15,807
Additional paid-in capital	45,846
Deficit accumulated during development stage	(17,184)
Total stockholders' equity	44,469

Total liabilities and stockholders' equity	$48,141

The accompanying notes are an integral part of the financial statements.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
(AUDITED)

Inception
(April 29, 2011)
to
December 31,
2011

Revenue	$-

Operating expenses:
General and administrative	1,839
Total operating expenses	1,839

Other expenses:
Interest expense - related party	(1)
Total other expenses	(1)

Net loss	$(1,840)

Weighted average number of common shares	15,338,986
outstanding - basic

Net loss per common share - basic	$(0.00)

The accompanying notes are an integral part of the financial statements.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
(AUDITED)

						Deficit
						Accumulated
					Additional	During	Total
	Preferred Shares		Common Shares		Paid-In	Development	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Stage	Equity
Inception April 29, 2011	-	$-	-	$-	$-	$-	$-

May 6, 2011
Issuance of common stock for spin off from Oraco Resources, Inc.	-	-	15,344,000	15,344	-	(15,344)	-

May 10, 2011
Issuance of common stock for services			100,000	100	9,900		10,000

May 17, 2011
Issuance of common stock for prepaid expenses			361,090	361	35,748		36,109

July 11, 2011
Issuance of common stock for cash			2,000	2	198		200

Net loss						(1,840)	(1,840)

Balance, December 31, 2011	$-	$-	15,807,090	$15,807	$45,846	$(17,184)	$44,469

The accompanying notes are an integral part of the financial statements.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
(AUDITED)

Inception
(April 29, 2011)
to
December 31,
2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,840)
Changes in operating assets and liabilities:
Increase in accounts payable	1,571
Increase in accrued interest payable - related party	1

Net cash used in operating activities	(268)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common stock, net of offering costs	200
Proceeds from notes payable - related party	2,100

Net cash provided by financing activities	2,300

NET CHANGE IN CASH	2,032

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$2,032

SUPPLEMENTAL INFORMATION:
Interest paid	$-
Income taxes paid	$-

Non-cash activities:
Shares issues for spin off from Oraco Resources, Inc.	$15,344
Shares issues for prepaid expenses	$46,109

The accompanying notes are an integral part of the financial statements.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 1 – ORGANIZATION AND BUSINESS OPERATIONS

Organization
The Company was incorporated on April 29, 2011 (Date of inception) under the laws of the State of Nevada, as Merculite Distributing, Inc.  The Company was formed as a result of the spin off from Oraco Resources, Inc. and 15,344,000 shares of common stock were issued to the shareholders of Oraco Resources, Inc. on a pro rata basis as part of the Separation and Distribution Agreement dated May 16, 2011.

The Company has not commenced significant operations and, in accordance with ASC Topic 915, the Company is considered a development stage company.

Nature of operations
The Company is a manufacturer and distributor of cleaning and sterilization products to consumers, public institutions and other distributors.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of December 31, 2011, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment.  Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

Website
The Company capitalizes the costs associated with the development of the Company’s website pursuant to ASC Topic 350.  Other costs related to the maintenance of the website are expensed as incurred.  Amortization is provided over the estimated useful lives of 3 years using the straight-line method for financial statement purposes.  The Company plans to commence amortization upon completion of the Company’s fully operational website.

Revenue Recognition
We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

The Company will record revenue when it is realizable and earned and the products have been shipped to the customers.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs
Advertising costs are anticipated to be expensed as incurred; however, there were no advertising costs included in general and administrative expenses for the period from inception (April 29, 2011) to December 31, 2011.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market.  Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expenses related to the fair value of its employee stock option awards.  This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the
FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Income taxes
The Company follows ASC Topic 740 for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As of December 31, 2011, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material affect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. As of December 31, 2011, no income tax expense has been incurred.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Year end
The Company has a year end of December 31.

Recent pronouncements

The Company has evaluated the recent accounting pronouncements through December 2011 and believes that none of them will have a material effect on the Company’s financial statements.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities, developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses since inception (April 29, 2011) through the period ended December 31, 2011 of ($1,840). In addition, the Company’s development activities since inception have been financially sustained through equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4 – PREPAID EXPENSES

On May 10, 2011, the Company issued 100,000 shares of its common stock in exchange for prepaid legal expenses.  The shares were valued according to the value of the services to be rendered.  As of December 31, 2011, the Company has utilized $0 of the prepaid legal expenses and has a remaining balance of $10,000.

On May 17, 2011, the Company issued 361,090 shares of its common stock in exchange for prepaid expenses which is a credit to purchase inventory for the Company.  The shares were valued according to the value of the credit.  As of December 31, 2011, the Company has utilized $0 of the credit and has a remaining balance of $36,109.

NOTE 5 – NOTES PAYABLE – RELATED PARTY

On October 5, 2011, the Company received a loan from an officer and director of the Company totaling $100.  The loan is unsecured, bears interest at 2% per annum and is due in October 2014.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

On December 29, 2011, the Company received a loan from an officer and director of the Company totaling $2,000.  The loan is unsecured, bears interest at 2% per annum and is due in December 2014.

Interest expense for the period from inception (April 29, 2011) through the period ended December 31, 2011 totaled $1.  Accrued interest payable as of December 31, 2011 was $1.

NOTE 6 – INCOME TAXES

At December 31, 2011, the Company had a federal operating loss carryforward of $1,840 which begins to expire in 2031.

Components of net deferred tax assets, including a valuation allowance, are as follows at December 31, 2011:

2011
Deferred tax assets:
Net operating loss carryforward	$644
Total deferred tax assets	644
Less: Valuation allowance	(644)
Net deferred tax assets	$-

The valuation allowance for deferred tax assets as of December 31, 2011 was $644, which will begin to expire 2031.  In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible.  Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment.  As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2011 and maintained a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31, 2011:

2011
Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.  The Company did not authorize terms and rights of preferred shares as of December 31, 2011.

MERCULITE DISTRIBUTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

Common Stock

On May 6, 2011, the Company issued 15,344,000 shares of its common stock as part of a spin off from Oraco Resources, Inc.  The shares were valued at a price of $0.001 for $15,344 and were recorded to accumulated deficit during development stage.

On May 10, 2011 the Company issued 100,000 shares of its common stock at a price of $0.10 per share for services of $10,000.  The shares were valued according to the value of the services to be rendered.

NOTE 7 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (continued)

On May 17, 2011, the Company issued 361,090 shares of its common stock at a price of $0.10 per share in exchange for prepaid expenses which is a credit to purchase inventory for the Company.  The shares were valued according to the value of the credit.

On July 11, 2011, the Company issued 2,000 shares of its common stock at a price of $0.10 per share for cash of $200.

During the period from inception (April 29, 2011) to December 31, 2011, there have been no other issuances of common stock.

NOTE 8 – WARRANTS AND OPTIONS

As of December 31, 2011, there were no warrants or options outstanding to acquire any additional shares of common stock.